                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/X/  Preliminary Proxy Statement       / /  Confidential, For Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Catalina Lighting, Inc.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             Catalina Lighting, Inc.
                             18191 N.W. 68th Avenue
                              Miami, Florida 33015

                            Telephone: (305) 558-4777



                                                               October __, 2001


Dear Catalina Lighting Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of Catalina Lighting, Inc. on Wednesday, October 24, 2001, at 9:00 a.m., local time, at the corporate offices of Catalina Lighting, Inc., 18191 N.W. 68th Avenue, Miami, Florida, 33015.

     The Special Meeting will include a discussion and voting on the matters described in the accompanying Notice of Special Meeting and Proxy Statement.

     Please read the accompanying Notice of Special Meeting and Proxy Statement carefully. Whether or not you plan to attend, you can ensure that your shares are represented at the Special Meeting by promptly completing, signing, dating and returning the enclosed proxy card in the envelope provided.



                                                Sincerely,


                                                -----------------------------
                                                David W. Sasnett
                                                Secretary

                             CATALINA LIGHTING, INC.
                             18191 N.W. 68TH AVENUE
                              MIAMI, FLORIDA 33015

                             ----------------------


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 24, 2001
                             ----------------------

     The Special Meeting of Shareholders of Catalina Lighting, Inc. (the "Company") will be held at the Company's corporate offices at 18191 N.W. 68th Avenue, Miami, Florida 33015 on Wednesday, October 24, 2001, at 9:00 a.m., local time, to consider and act upon the following matters:

     1. To consider and approve the adoption of an amendment to the Company's Articles of Incorporation increasing the number of shares of Common Stock that the Company is authorized to issue;

     2. To consider and approve the adoption of the Company's Stock Incentive Plan;

     3. To consider and approve the adoption of the Company's Management Settlement Stock Incentive Plan;

     4. To consider and approve the adoption of the Company's Amended and Restated By-laws, which increase the quorum requirements for meetings of the Company's shareholders; and

     5. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

     The Board of Directors has established the close of business on September 21, 2001, as the record date for the determination of the shareholders entitled to notice of and to vote at the Special Meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

     Your proxy may be revoked at any time prior to the Special Meeting. If you decide to attend the Special Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Special Meeting.

                                       By Order of the Board of Directors,


                                       -----------------------------------
                                       David W. Sasnett
                                       Secretary


Miami, Florida
October __, 2001

                                TABLE OF CONTENTS

PURPOSE OF MEETING...........................................................................1
VOTING RIGHTS AND SOLICITATION...............................................................1
         Voting..............................................................................1
         Proxies.............................................................................1
         Solicitation of Proxies.............................................................2
         Change In Control...................................................................2
PROPOSAL NO. 1...............................................................................3
APPROVAL OF AMENDMENT OF ARTICLES OF INCORPORATION...........................................3
         General.............................................................................3
         Votes Required......................................................................4
         Recommendation of the Board of Directors............................................4
PROPOSAL NO. 2...............................................................................5
APPROVAL OF THE STOCK INCENTIVE PLAN.........................................................5
         General.............................................................................5
         Description of the Incentive Plan...................................................5
         Votes Required......................................................................7
         Recommendation of the Board of Directors............................................7
PROPOSAL NO. 3...............................................................................8
APPROVAL OF THE SETTLEMENT PLAN..............................................................8
         General.............................................................................8
         Description of the Settlement Plan..................................................8
         Votes Required......................................................................8
         Recommendation of the Board of Directors............................................8
PROPOSAL NO. 4...............................................................................8
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE BY-LAWS
OF THE COMPANY...............................................................................8
         General.............................................................................8
         Purposes of the Amended By-laws.....................................................9
         Votes Required......................................................................9
         Recommendation of the Board of Directors............................................9
NEW PLAN BENEFITS...........................................................................10
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.................................12
COMPENSATION OF EXECUTIVE OFFICERS..........................................................15
         Summary Compensation Table.........................................................15
         Option Grants During 2000..........................................................16
         Option Exercises During 2000 and Year End Option Values............................17
EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS..........17
         Prior Employment Agreements........................................................17
         Termination Agreements and New Employment Agreements...............................18
         Compensation Committee Interlocks and Insider Participation........................18
SUBMISSION OF SHAREHOLDER PROPOSALS TO BE INCLUDED IN 2002 PROXY STATEMENT..................19
OTHER MATTERS...............................................................................19

     EXHIBIT A - Certificate of Amendment of Articles of Incorporation EXHIBIT B - Catalina Lighting, Inc. Stock Incentive Plan
     EXHIBIT C - Catalina Lighting, Inc. Management Settlement Stock
                 Incentive Plan
     EXHIBIT D - Amended and Restated By-laws of Catalina Lighting, Inc.

                             CATALINA LIGHTING, INC.
                             18191 N.W. 68TH AVENUE
                              MIAMI, FLORIDA 33015

                             ----------------------

                       PROXY STATEMENT FOR SPECIAL MEETING
                                 OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 24, 2001

                             ----------------------

         This Proxy Statement is being furnished to the holders of the common stock, par value $.01 per share (the "Common Stock"), of Catalina Lighting, Inc., a Florida corporation, in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors" or the "Board") of proxies to be voted at a special meeting of shareholders (the "Special Meeting") scheduled to be held on Wednesday, October 24, 2001, at 9:00 a.m., local time, at the Company's corporate offices at 18191 N.W. 68th Avenue, Miami, Florida, or at any adjournment or postponement thereof. This Proxy Statement is being mailed to shareholders on or about October __, 2001. As used in this Proxy Statement, the terms "Catalina" and "the Company" refer to Catalina Lighting, Inc. and its subsidiaries, unless the context otherwise requires.

                               PURPOSE OF MEETING

         The specific proposals to be considered and acted upon at the Special Meeting are summarized in the accompanying Notice of Special Meeting of Shareholders. Each proposal is described in more detail in this Proxy Statement.

                         VOTING RIGHTS AND SOLICITATION

VOTING

         Only holders of record of the Common Stock as of the close of business on September 21, 2001 (the "Record Date") are entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. On the Record Date, there were 15,878,247 shares of Common Stock outstanding.

         The presence in person or by proxy of the holders of a majority of the shares of Common Stock outstanding is required to constitute a quorum for the transaction of business at the Special Meeting. The holders of Common Stock have one vote for each share held by them as of the Record Date. Adoption and approval of each of the Amendment to the Articles of Incorporation, the Stock Incentive Plan, the Management Settlement Stock Incentive Plan and the Amended and Restated By-laws, require the affirmative vote of a majority of the votes cast by holders of shares of the Company's Common Stock entitled to vote at the Special Meeting.

PROXIES

         All shares of Common Stock represented by proxies that are properly signed, completed and returned to the Secretary of the Company at or prior to the Special Meeting will be voted as specified in the proxy. If a proxy is signed and returned but does not provide instructions as to the shareholder's vote, the shares will be voted FOR each of the matters submitted by the Board of Directors for vote by the shareholders. We are not aware of any business for consideration at the Special Meeting other than as described in this Proxy Statement; however, if matters are properly brought before the Special Meeting or any adjournment or postponement thereof, then the persons appointed as proxies will have the discretion to vote or act thereon according to their best judgment. A shareholder giving a proxy has the power to revoke it any time prior to its exercise by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date (although no revocation shall be effective until notice thereof has been given to the Secretary of the Company), or by attendance at the meeting and voting his or her shares in person.

         Under Florida law, proxies marked ABSTAIN are not considered to be cast votes and thus, although they will count for purposes of determining whether there is a quorum and for purposes of determining the voting power and number of shares entitled to vote at the Special Meeting, such abstentions will have no effect on the approval of any matter to come before the meeting. Broker non-votes will be counted for purposes of determining whether there is a quorum at the Special Meeting, but will have no effect on the approval of any matter to come before the meeting.

SOLICITATION OF PROXIES

         All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward such solicitation material to such beneficial owners, and the Company will reimburse them for reasonable out-of-pocket expenses in connection with the distribution of proxy solicitation material.

CHANGE IN CONTROL

         On July 23, 2001, the Company and Sun Catalina Holdings, LLC, a Delaware limited liability company ("Sun Catalina"), entered into a transaction whereby Sun Catalina obtained a controlling interest in the Company in exchange for providing financing for the Company's operations. The Company and Sun Catalina executed an Amended and Restated Note Purchase Agreement and an Amended and Restated Stock Purchase Agreement (collectively, the "Purchase Agreements") whereby Sun Catalina purchased 8,489,932 shares of the Company's Common Stock, for $3,000,000 and, for an additional $4,500,000, received a secured promissory note in the original principal amount of $4,500,000 and a warrant to purchase up to 3,904,838 shares of Common Stock, which warrant is immediately exercisable. The secured promissory note issued in connection with the transaction accrues interest at the rate of 12% per annum and matures on July 23, 2006. However, pursuant to the terms of the secured promissory note issued to Sun Catalina, if the Company fails to increase the number of shares of Common Stock that it is authorized to issue by December 31, 2001, (i) the interest rate on the secured promissory note will increase by 3% per annum, and (ii) the number of shares issuable upon exercise of the warrant issued to Sun Catalina will increase by 262,500 shares of Common Stock. In addition, on each date that interest compounds on the secured promissory note and is not paid in cash, the number of shares for which the warrant may be exercised will automatically increase in proportion to the increase in the principal amount of the secured promissory note after giving effect to the compounded interest. The secured promissory note may not be prepaid prior to July 23, 2003. A 5% prepayment penalty will be assessed if the Company elects to prepay the secured promissory note after July 23, 2003.

         In connection with the consummation of the transactions contemplated by the Purchase Agreements, certain shareholders, warrant holders and option holders of the Company entered into shareholders' and voting agreements with Sun Catalina, pursuant to which Sun Catalina was granted proxies to vote any shares of Common Stock held by such security holders. As a result of these transactions, Sun Catalina beneficially owns, within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), 70.0% of the shares of Common Stock outstanding. Assuming exercise of all options and warrants issued to third parties in connection with transactions consummated simultaneously with the consummation of the transactions contemplated by the Purchase Agreements, the shares of Common Stock owned by Sun Catalina (including the shares issuable upon exercise of the warrant held by Sun Catalina, but excluding shares beneficially owned by Sun Catalina by virtue of its right to vote such shares pursuant to proxies granted by third parties) would constitute 52.5% of the then outstanding shares of Common Stock of the Company.

         As a result of these transactions, the Board of Directors was expanded to nine members, and six individuals designated by Sun Catalina became members of the Board of Directors. On July 31, 2001, Eric Bescoby (formerly the president and a director of an affiliate of Sun Catalina) was named chief executive officer of the Company. In addition, the Board of Directors was expanded to ten members and Mr. Bescoby became a member of the Board of Directors. Subsequently, on August 8, 2001, Robert Hersh resigned from the Board of Directors, leaving the Board of Directors with nine members. Subsequently, on September 7, 2001, the Board of Directors was expanded to eleven members and Patrick Sullivan and George Rea were appointed to fill the existing vacancies.

                                 PROPOSAL NO. 1

               APPROVAL OF AMENDMENT OF ARTICLES OF INCORPORATION

GENERAL

         On October 3, 2001 the Board of Directors unanimously adopted the following resolution, subject to shareholder approval, amending the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock from 20,000,000 shares to 100,000,000 shares:

                  RESOLVED, that this Board of Directors has determined that it is in the best interests of the Company to increase the number of shares of Common Stock that the Company is authorized to issue, in order to implement the Purchase Agreements, to give the Company additional flexibility for other proper corporate purposes that may be identified in the future, including, without limitation, to raise equity capital, to adopt additional employee benefit plans or reserve additional shares for issuance under such plans, and to make acquisitions through the use of Common Stock, this Board of Directors hereby proposes that Paragraph 1 of Article III of the Company's Articles of Incorporation be amended to increase the total number of shares of Common Stock that the Company is authorized to issue, subject to approval by the holders of a majority of the outstanding stock of the Company entitled to vote thereon, so that it shall read in its entirety:

                  1. THE AGGREGATE NUMBER OF SHARES WHICH THE CORPORATION SHALL HAVE AUTHORITY TO ISSUE IS ONE HUNDRED MILLION (100,000,000) SHARES OF COMMON STOCK HAVING A PAR VALUE OF ONE CENT ($.01) PER SHARE AND ONE MILLION (1,000,000) SHARES OF PREFERRED STOCK HAVING A PAR VALUE OF ONE CENT ($.01) PER SHARE.

         If the proposed amendment is adopted by the shareholders, the Company plans to file a Certificate of Amendment to the Articles of Incorporation, amending Paragraph 1 of Article III as described above, as soon as practicable following the Special Meeting, to be effective upon such filing. A copy of the Certificate of Amendment to the Articles of Incorporation is attached as Exhibit A to this Proxy Statement.

         As of August 10, 2001, there were 15,878,247 shares of Common Stock outstanding (including the shares purchased in connection with the transaction with Sun Catalina) and 8,532,607 shares of Common Stock reserved for issuance under options, warrants, contractual commitments and other arrangements (including the options and warrants granted in connection with the transaction with Sun Catalina). There are currently no authorized and unissued shares of Common Stock available for future issuance that are not otherwise reserved for a specific use. Assuming the approval by the shareholders of this proposal, there will be 75,589,146 authorized and unissued shares of Common Stock that are not reserved for any specific use and are available for future issuance.

         As a result of the transaction with Sun Catalina and another subordinated lender and the amendment of the Company's $75 million credit facility, the Company is obligated to issue warrants to purchase shares in excess of the number of remaining authorized shares. The Company must therefore increase the number of shares of Common Stock authorized for issuance. Under certain contractual provisions, by December 31, 2001, the Company is obligated to authorize the issuance of the shares of Common Stock issuable upon exercise of the warrants issued to Sun Catalina, the Company's senior lender (for the $75 million credit facility), and the Company's senior subordinated lender and to reserve for issuance a sufficient number of authorized but unissued shares of Common Stock to permit exercise of those warrants. If the Company fails to authorize the issuance and reservation of such additional shares, then (i) the interest rate for the Company's $75 million credit facility will be increased by 0.75% per annum, (ii) the interest rate for the promissory notes issued to Sun Catalina and the other subordinated lender will be increased by 3% per annum retroactively from July 23, 2001, (iii) the number of shares that Sun Catalina is entitled to purchase upon exercise of its warrant will increase by 262,500 shares of Common Stock, and (iv) the number of shares that the Company's other subordinated lender is entitled to purchase upon exercise of its warrant will increase by 500,000 shares of Common Stock. Although the warrants are immediately exercisable (including the increase in the number of shares described above), the Company can only issue duly authorized but unissued shares upon exercise of the warrants. Thus, if the shareholders do not approve the proposed increase in the number of authorized but unissued shares of Common Stock, then the holders of the warrants will for all practical purposes be unable to exercise the warrants in full until such later time as the shareholders have approved an increase in the number of shares of Common Stock that the Company is authorized to issue.

         The additional shares of Common Stock authorized upon adoption of the proposed amendment will be available for issuance from time to time as determined by the Board of Directors, without further action by the shareholders and without first offering the shares to the shareholders. Except with respect to the shares issuable upon exercise of outstanding options or warrants, including warrants and options issued in connection with the transactions consummated simultaneously with the transaction between the Company and Sun Catalina, the Company has not entered into any agreements to issue any additional shares of Common Stock. However, from time to time, the Company considers various fund raising and other transactions that would involve the issuance of additional shares of Common Stock including, without limitation, possible future equity financings, rights offerings, stock dividends, stock splits, or employee benefit programs, or upon exercise of stock options or warrants.

         Although the shareholders are being asked to approve the increase in the number of authorized shares described above so that, among other things, the contractual obligations of the Company undertaken in the transactions described above can be fulfilled without the consequences of non-approval that are also described above, the shareholders are not being asked to approve those transactions or the terms of the issuance of securities pursuant to those transactions, and a vote against approval of the proposed increase will not have the effect of preventing or reversing those transactions.

ANTI-TAKEOVER EFFECTS

         The proposal to increase the number of shares of Common Stock that the Company is authorized to issue could have a potential anti-takeover effect with respect to the Company, although the Company's management is not presenting the proposal for that reason and does not presently anticipate using the increased authorized shares for such a purpose. The potential anti-takeover effect of the proposed amendment arises because the Company could issue additional shares of Common Stock, up to the total authorized number, thereby diluting the shareholdings and related voting rights of then existing shareholders in proportion to the number of any additional shares issued.

         The proposal to increase the number of shares of Common Stock that the Company is authorized to issue is not in response to any accumulation of stock or threatened takeover. Rather, the proposal is intended to allow the Company to meet its contractual obligations and for other corporate purposes, all of which are described more fully above. The Company currently has no plans to implement any measures that would have material anti-takeover effects. Neither the Company's current by-laws nor its Articles of Incorporation contain any material anti-takeover provisions. In connection with the transaction with Sun Catalina and another subordinated lender and the amendment of the Company's $75 million credit facility, the Company issued various secured promissory notes to secure indebtedness. Upon a subsequent change of control, the holders of the secured promissory notes would be entitled to declare all amounts payable thereunder immediately due and, the interest rates provided for in the secured promissory notes would increase, in the case of the secured promissory notes issued to the subordinated lenders by 3% per annum, and in the case of the Company's $75 million credit facility by 2% per annum. Also, in connection with the transaction with Sun Catalina, the Company entered into a ten-year management services agreement with Sun Catalina providing for the payment of an annual fee of $500,000. The provisions contained in the secured promissory notes and the management services agreement may have an anti-takeover effect.

VOTES REQUIRED

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote at the Special Meeting is required for approval of the amendment of the Articles of Incorporation at the Special Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT OF THE ARTICLES OF INCORPORATION.

                                 PROPOSAL NO. 2

                      APPROVAL OF THE STOCK INCENTIVE PLAN

GENERAL

         On September 7, 2001 the Board of Directors unanimously approved the adoption of the Catalina Lighting, Inc. Stock Incentive Plan (the "Incentive Plan"), and directed that the Incentive Plan be submitted to the shareholders for approval. Following is a summary of the principal features of the Incentive
Plan:

DESCRIPTION OF THE INCENTIVE PLAN

         Purposes. The primary purposes of the Incentive Plan are to promote the long-term success of the Company and its shareholders by strengthening the Company's ability to attract and retain employees, officers, directors, consultants and advisors of outstanding ability and to provide a means to encourage stock ownership and proprietary interest in the Company. Grants of awards under the Incentive Plan are consistent with the Company's goal of providing total employee compensation that is competitive in the marketplace, recognizing meaningful differences in individual performance, fostering teamwork, and offering the opportunity to earn above-average rewards when merited by individual and Company performance.

         Eligibility. Directors, officers, employees, consultants and advisors of the Company and its subsidiaries shall be eligible to participate in the Plan. The number of shares of Common Stock that may be issued pursuant to the Incentive Plan will be 2,250,000 shares, subject to adjustment as provided in the Incentive Plan. The aggregate number of shares of Common Stock that may be covered by stock option awards granted to any single individual under the Incentive Plan may not exceed 1,000,000 shares per calendar year, subject to adjustment as provided in the Incentive Plan.

         Types of Awards. Under the Incentive Plan, participants may receive Incentive Stock Options ("ISO") or Nonqualified Stock Options ("NSO"). A stock option represents a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Board of Directors. An ISO is an option that qualifies as an ISO under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and a NSO is an option that does not so qualify as an ISO under the Code. The term of any ISO shall not exceed ten years from the date of grant. The purchase price per share for each stock option shall be determined by the Board of Directors; provided, however, that such price shall not, in the case of an ISO, be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant, subject to certain exceptions. "Fair Market Value" for all options granted under the Incentive Plan is defined generally as the closing price of a share of Common Stock on the date of grant as reported on the OTC Bulletin Board. The shares covered by a stock option may be purchased by cash, or, if permitted by the Board of Directors, by (i) the delivery of a promissory note to the Board of Directors containing such terms as the Board of Directors may determine, (ii) tendering shares of Common Stock,
(iii) third-party cashless exercise transactions or (iv) any combination of these methods.

         Administration. The Compensation Committee of the Board of Directors, or if no such committee exists, the Board of Directors, has full and exclusive power to administer and interpret the Incentive Plan and its provisions. This power includes, but is not limited to, selecting option recipients, establishing all option terms and conditions, adopting procedures and regulations governing option grants and making all other determinations necessary or advisable for the administration of the Incentive Plan. All decisions made by the Compensation Committee, or if no such committee exists, the Board of Directors, are final and binding on all persons affected by such decisions.

         Changes in Capitalization. If, through or as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar transaction, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, adjustments shall be made with respect to (i) the aggregate number of shares of Common Stock that may be issued under the Incentive Plan, (ii) each outstanding award made under the Incentive Plan, and (iii) the exercise price per share for any outstanding stock options.

         Change of Control. Unless otherwise determined by the Board of Directions, in the event of a "change of control" (as defined below) that the Board of Directors determines is primarily for cash consideration, all outstanding options will immediately accelerate and become exercisable upon the effective date of the change of control. Unless otherwise determined by the Board of Directors, in the event of a change of control that the Board of Directors determines is not primarily for cash consideration, the acquiring corporation shall assume all outstanding options that are not exercisable as of the effective date of the change of control or replace such outstanding options with a comparable option or equity equivalent instrument. If the acquiring corporation fails to assume or replace all outstanding options that are not exercisable as of the effective date of the change of control, unless otherwise determined by the Board, the outstanding options shall automatically accelerate and become exercisable upon the effective date of the change of control. In lieu of such acceleration, the Board of Directors will have the discretion to require all holders of options that are exercisable upon the change of control (including those options that will become exercisable as a consequence of acceleration triggered by the change of control) to surrender them in exchange for payment by the Company in cash or in Common Stock, at the discretion of the Board of Directors, of an amount equal to the amount, if any, by which the per-share value of the Common Stock subject to unexercised options (determined by the Board of Directors in good faith, based on the applicable price in the transaction giving rise to the change of control, and such other considerations as the Board of Directors deems appropriate) exceeds the exercise price of those options.

         For purposes of the foregoing, "change of control" shall mean the occurrence of any of the following events:

         (a) the acquisition, other than solely from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than the Company or an employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Voting Securities");

         (b) a reorganization, merger, consolidation or recapitalization of the Company (a "Business Combination"), other than a Business Combination in which more than 50% of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the Business Combination is held by the persons who, immediately prior to the Business Combination, were the holders of the Voting Securities; or

         (c) a complete liquidation or dissolution of the Company, or a sale of all or substantially all of the Company's assets.

         Tax Withholding. Whenever shares are to be issued or cash is to be paid under the Incentive Plan, the Company shall have the right to require the participant to remit to the Company an amount sufficient to satisfy federal, state, and local tax withholding requirements. Such withholding requirements may be paid (i) in cash; (ii) in the discretion of the Board of Directors, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate Fair Market Value equal to the tax obligation, provided that the previously owned shares delivered in satisfaction of the withholding obligations must have been held by the participant for at least six (6) months; or (iii) in the discretion of the Board of Directors, any combination of these methods.

         Federal Income Tax Consequences. In general, under the Code as presently in effect, a participant will not be deemed to receive any income for federal income tax purposes at the time an option is granted, nor will the Company be entitled to a tax deduction at that time. When any part of an option is exercised, the federal income tax consequences may be summarized as follows:

         (a) In the case of an exercise of a NSO, the participant will recognize ordinary income in an amount equal to the difference between the option price and the Fair Market Value of the Common Stock on the exercise date.

         (b) In the case of an ISO, there is no tax liability at the time of exercise. However, the excess of the Fair Market Value of the Common Stock on the exercise date over the option price is included in the participant's income for purposes of the alternative minimum tax. If no disposition of the ISO stock is made before the later of one year from the date of exercise or two years from the date the ISO is granted, the participant will realize a long-term capital gain or loss upon sale of the stock; if the stock is not held for the required period, ordinary income tax treatment will generally apply to the amount of any gain upon sale or exercise, whichever is less, and the balance of any gain or loss will be treated as capital gain or loss (long-term or short-term, depending on whether the shares have been held for more than one year).

         (c) Upon the exercise of a NSO, the Company generally will be allowed an income tax deduction equal to the ordinary income recognized by the employee. The Company does not receive an income tax deduction as a result of the exercise of an ISO, provided that the ISO stock is held for the required period as described above. If the ISO stock is not held for such required period and ordinary income tax treatment is applied to the amount of any gain at sale or exercise by the recipient, the Company generally will receive an income tax deduction for a corresponding amount.

         The foregoing is only a summary of the effect of federal income taxation upon award recipients and the Company with respect to the grant and exercise of awards under the Incentive Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee may reside.

         Interested Directors. Because members of the Board of Directors are eligible to receive awards under the Incentive Plan (some are also eligible to receive awards in their capacities as executive officers of the Company), each of them has a personal interest in the approval of the Incentive Plan.

         Previous Stock Incentive Plans. Upon approval by the shareholders of the Incentive Plan and the Settlement Plan described below, there will by no further issuances by the Company of shares of Common Stock or options to purchase shares of Common Stock under any other stock incentive plan currently in effect.

         A copy of the proposed form of the Incentive Plan is attached hereto as Exhibit B.

         See the New Plan Benefits Table elsewhere in the Proxy Statement disclosing the benefits or amounts that will be received by or allocated to certain individuals.

VOTES REQUIRED

         The affirmative vote of a majority of the votes cast by holders of shares of the Company's Common Stock entitled to vote at the Special Meeting is required for the approval of the Incentive Plan at the Special Meeting. If such shareholder approval is not obtained, the Incentive Plan will not go into effect. If such shareholder approval is obtained, the Incentive Plan will go into effect retroactively to the date that it was approved by the Board of Directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE INCENTIVE PLAN.

                                 PROPOSAL NO. 3

                         APPROVAL OF THE SETTLEMENT PLAN

GENERAL

         On September 7, 2001 the Board of Directors unanimously approved the adoption of the Catalina Lighting, Inc. Management Settlement Stock Incentive Plan (the "Settlement Plan") and directed that the Settlement Plan be submitted to the shareholders for approval. Following is a summary of the principal features of the Settlement Plan:

DESCRIPTION OF THE SETTLEMENT PLAN

         The Settlement Plan is identical to the Incentive Plan as described above in all material respects, except for the following differences:

         Purposes. The primary purposes of the Settlement Plan are to settle the Company's obligations to certain of the Company's former and current employees under employment agreements previously entered into between the Company and such employees and to obtain the agreement of certain former and current employees not to compete or otherwise engage in practices that may be harmful to the Company and its subsidiaries.

         Eligibility. Certain former and current employees, as determined by the Board of Directors, shall be eligible to participate in the Plan. The number of shares of Common Stock which may be issued pursuant to the Settlement Plan will be 1,569,229 shares, subject to adjustment as provided in the Settlement Plan. The aggregate number of shares of Common Stock that may be covered by stock option awards granted to any single individual under the Settlement Plan may not exceed 750,000 shares per calendar year, subject to adjustment as provided in the Settlement Plan.

         Types of Awards. Under the Settlement Plan, participants may receive only NSO grants.

         A copy of the proposed form of the Settlement Plan is attached hereto as Exhibit C.

         See the New Plan Benefits Table elsewhere in the Proxy Statement disclosing the benefits or amounts that will be received by or allocated to certain individuals.

VOTES REQUIRED

         The affirmative vote of a majority of the votes cast by holders of shares of the Company's Common Stock entitled to vote at the Special Meeting is required for the approval of the Settlement Plan at the Special Meeting. If such shareholder approval is not obtained, the Settlement Plan will not go into effect. If such shareholder approval is obtained, the Incentive Plan will go into effect retroactively to the date that it was approved by the Board of Directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE SETTLEMENT PLAN.


                                 PROPOSAL NO. 4

                    APPROVAL OF THE AMENDMENT AND RESTATEMENT
                          OF THE BY-LAWS OF THE COMPANY

GENERAL

         On September 7, 2001 the Board of Directors unanimously approved the Amended and Restated By-laws of the Company (the "Amended By-laws"), and directed that the same be submitted to the shareholders for approval at the Special Meeting. Following is a summary description of the purposes of the Amended By-laws.

PURPOSES OF THE AMENDED BY-LAWS

         The current by-laws of the Company are being amended and restated in the form of the Amended By-laws attached hereto as Exhibit D to increase the quorum requirements for a meeting of the shareholders of the Company.

         Currently, the Company's by-laws provide that holders of one-third of the shares of stock entitled to vote at any meeting of shareholders, present in person or represented by proxy, shall constitute a quorum for the transaction of any business at such meeting. The Amended By-laws, in accordance with the provisions of the Florida Business Corporation Act, increase the quorum requirement to the holders of a majority of the shares of stock entitled to vote at the meeting, present in person or represented by proxy, except to the extent otherwise required by applicable law.

         The discussion in this Proxy Statement of the Amended By-laws is qualified in its entirety by the proposed form of the Amended By-laws attached hereto as Exhibit D, and which is incorporated herein by reference.

         The Amended By-laws also reflect amendments previously approved by the Board of Directors under authority granted to them by the Company's by-laws and Florida law but that are not required to be submitted to the shareholders for their approval.

VOTES REQUIRED

         The affirmative vote of a majority of the votes cast by holders of shares of the Company's Common Stock entitled to vote at the Special Meeting is required for approval of the Amended By-laws at the Special Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDED BY-LAWS.

                                NEW PLAN BENEFITS

         The following table sets forth certain information regarding benefits or amounts that will be received by or allocated to each of the following individuals under the Incentive Plan and the Settlement Plan upon approval by the Company's shareholders: (i) the Company's Chief Executive Officer and each of the four other most highly compensated individuals who were executive officers of the Company at September 30, 2000 (such executive officers are sometimes collectively referred to herein as the "Named Executive Officers");
(ii) all current executive officers as a group; (iii) all current directors who are not executive officers as a group; and (iv) all employees, including all current officers who are not executive officers, as a group:

                                                          INCENTIVE PLAN                        SETTLEMENT PLAN
                                               ------------------------------------   ----------------------------------
NAME AND POSITION                              DOLLAR VALUE ($)  NUMBER OF SHARES     DOLLAR VALUE ($)  NUMBER OF SHARES
-----------------                              ----------------  ----------------     ----------------  ----------------
Robert Hersh (1)                                      --                --                 -0- (6)          461,538
   Chairman, CEO and President
Dean Rappaport (2)                                    --                --                 -0- (6)          461,538
   Executive Vice President and Chief Operating
   Officer
Nathan Katz (3)                                       --                --                 -0- (6)          461,538
   Executive Vice President
David W. Sasnett (4)                                 -0- (6)          150,000              -0- (6)          184,615
   Senior Vice President and Chief Financial
   Officer
Thomas M. Bluth (5)                                   --                --                  --                --
   Senior Vice President, Treasurer and
   Secretary
Executive Group                                      -0- (6)          150,000              -0- (6)          184,615
Non-Executive Director Group                          --                --                  --                --
Non-Executive Officer Employee Group                  --                --                  --                --

(1) In connection with the transactions with Sun Catalina, Mr. Hersh and the Company entered into a Termination Agreement and Release dated July 23, 2001, providing for the termination of Mr. Hersh's employment agreement dated October 1, 1989, as amended, and Mr. Hersh's consulting agreement dated September 30, 1999, in exchange for, among other things, the Company's issuance to Mr. Hersh of options to purchase 461,538 shares of Common Stock at $1.18 per share under the Settlement Plan. Additionally, the Company and Mr. Hersh entered into an Employment Agreement dated July 23, 2001 providing for a base annual salary of $250,000, the issuance of options to purchase 100,000 shares of Common Stock at $1.18 per share, and eligibility for a discretionary bonus of up to 60% of his base salary. Subsequently, Mr. Hersh submitted his resignation from the Company as an officer, director, and employee, effective August 8, 2001.

(2) In connection with the transactions with Sun Catalina, Mr. Rappaport and the Company entered into a Termination Agreement and Release and a Separation Agreement and Release each of which is dated July 23, 2001, providing for the termination of Mr. Rappaport's employment agreement dated October 1, 1989, as amended, and Mr. Rappaport's consulting agreement dated September 30, 1999, in exchange for, among other things, the Company's issuance to Mr. Rappaport of options to purchase 461,538 shares of Common Stock at $1.18 per share under the Settlement Plan.

(3) In connection with the transactions with Sun Catalina, Mr. Katz and the Company entered into a Termination Agreement and Release and a Separation Agreement and Release each of which is dated July 23, 2001, providing for the termination of Mr. Katz's employment agreement dated October 1, 1989, as amended, and Mr. Katz's consulting agreement dated September 30, 1999, in exchange for, among other things, the Company's issuance to Mr. Katz of options to purchase 461,538 shares of Common Stock at $1.18 per share under the Settlement Plan.

(4) In connection with the transactions with Sun Catalina, Mr. Sasnett and the Company entered into a Termination Agreement and Release dated July 23, 2001, providing for the termination of Mr. Sasnett's employment agreement dated October 1, 2000, as amended, in exchange for, among other things, the Company's issuance to Mr. Sasnett of options to purchase 184,615 shares of Common Stock at $1.18 per share under the Settlement Plan. In addition, the Company and Mr. Sasnett entered into an Employment Agreement dated July 23, 2001 providing for, among other things, the issuance of options to purchase 150,000 shares of Common Stock at $1.18 per share under the Incentive Plan.

(5) Mr. Bluth submitted his resignation from the Company effective December 15, 2000. Pursuant to a consulting agreement, Mr. Bluth will provide consulting services to the Company through September 30, 2001.

(6) The dollar value is calculated on the basis of the difference between the option exercise price and the closing price for the Company's Common Stock as of September 10, 2001 (the latest practicable date), multiplied by the number of shares of Common Stock for which the options are exercisable. The closing price of the Company's Common Stock on September 10, 2001 was less than the option exercise price.

           STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Except as otherwise noted, the following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of August 10, 2001 of: (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock; (ii) each Named Executive Officer; (iii) all current directors and officers of the Company listed separately; and (iv) all current directors and executive officers of the Company as a group. As of August 10, 2001, there were 15,878,247 shares of Common Stock outstanding. Except as noted, all persons listed below have sole voting and investment power with respect to their shares of Common Stock.

                                       AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                       -----------------------------------------
                                                                PERCENTAGE OF
         NAME AND ADDRESS OF                SHARES OF            COMMON STOCK
           BENEFICIAL OWNER               COMMON STOCK           OUTSTANDING
           ----------------               ------------          -------------
Sun Catalina Holdings, LLC               13,839,912 (1)             70.0%
   c/o Sun Capital Partners, Inc.
   5200 Town Center Circle, Suite 470
   Boca Raton, Florida 33486

Sun Capital Partners II, L.P.            13,839,912 (1)             70.0%
   c/o Sun Capital Partners, Inc.
   5200 Town Center Circle, Suite 470
   Boca Raton, Florida 33486

Sun Capital Advisors II, L.P.            13,839,912 (1)             70.0%
   c/o Sun Capital Partners, Inc.
   5200 Town Center Circle, Suite 470
   Boca Raton, Florida 33486

Sun Capital Partners, LLC                13,839,912 (1)             70.0%
   c/o Sun Capital Partners, Inc.
   5200 Town Center Circle, Suite 470
   Boca Raton, Florida 33486

Rodger R. Krouse                         13,839,912 (1)             70.0%
   c/o Sun Capital Partners, Inc.
   5200 Town Center Circle, Suite 470
   Boca Raton, Florida 33486

Marc J. Leder                            13,839,912 (1)             70.0%
   c/o Sun Capital Partners, Inc.
   5200 Town Center Circle, Suite 470
   Boca Raton, Florida 33486

Michael H. Kalb                                --                    --
   c/o Sun Capital Partners, Inc.
   5200 Town Center Circle, Suite 470
   Boca Raton, Florida 33486

Clarence E. Terry                              --                    --
   c/o Sun Capital Partners, Inc.
   5200 Town Center Circle, Suite 470
   Boca Raton, Florida 33486

Kevin J. Calhoun                               --                    --
   c/o Sun Capital Partners, Inc.
   5200 Town Center Circle, Suite 470
   Boca Raton, Florida 33486

                                       AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                       -----------------------------------------
                                                                PERCENTAGE OF
         NAME AND ADDRESS OF                SHARES OF            COMMON STOCK
           BENEFICIAL OWNER               COMMON STOCK           OUTSTANDING
           ----------------               ------------          -------------
C. Deryl Couch                                 --                    --
   c/o Sun Capital Partners, Inc.
   5200 Town Center Circle, Suite 470
   Boca Raton, Florida 33486

Brion Wise                                    9,537                   *
   c/o Catalina Lighting, Inc.
   18191 NW 68th Avenue
   Miami, Florida 33015

Howard Steinberg                             29,537                   *
   c/o Catalina Lighting, Inc.
   18191 NW 68th Avenue
   Miami, Florida 33015

Eric Bescoby                                   --                    --
   c/o Catalina Lighting, Inc.
   18191 NW 68th Avenue
   Miami, Florida 33015

Robert Hersh                                684,338 (2)              4.2%
   6700 SW 88 Terrace
   Miami, Florida  33156

Dean Rappaport                              463,638 (3)              2.8%
   11988 Classic Drive
   Coral Springs, Florida 33071

Nathan Katz                                 929,780 (4)              5.7%
   161 Gardner Road
   Brookline, Massachusetts  02445

David W. Sasnett                            231,281 (5)              1.4%
   c/o Catalina Lighting, Inc.
   18191 NW 68th Avenue
   Miami, Florida 33015

Thomas M. Bluth                               2,000                   *
   15722 Thistlebridge Drive
   Rockville, Maryland  20853

All directors and executive officers     14,108,267 (6)             70.5%
as a group (10 persons)

-----------
  *  Less than 1%

(1) Based upon information set forth in a Schedule 13D filed with the Securities and Exchange Commission as of August 2, 2001, as amended, 13,839,912 shares may be deemed beneficially owned within the meaning of Rule 13d-3 of the Exchange Act by Sun Catalina, Sun Capital Partners II, L.P., a Delaware limited partnership ("Partners LP"), Sun Capital Advisors II, L.P., a Delaware limited partnership ("Advisors"), Sun Capital Partners, LLC, a Delaware limited liability company ("Partners LLC"), Marc
     J. Leder ("Leder") and Rodger R. Krouse ("Krouse"). Leder and Krouse may each be deemed to control Sun Catalina, Partners LP, Advisors and Partners LLC, as Leder and Krouse each own 50% of the membership interests in Partners LLC, which in turn is the general and managing partner of Advisors, which in turn is the general and managing partner of Partners LP, which in turn owns 100% of the membership interests of Sun Catalina. Partners LP, Advisors, Partners LLC, Leder and Krouse have shared voting and investment power over these shares. Includes (i) up to 750,000 shares owned by previous shareholders of Go-Gro Industries Limited assuming that such shares remain owned by such shareholders, (ii) 222,800 shares owned by Mr. Hersh and (iii) 468,242 shares owned by Mr. Katz, all of which Sun Catalina has the power to vote pursuant to irrevocable proxies. Except as to such shared voting power, Sun

     Catalina, Partners LP, Advisors, Partners LLC, Leder and Krouse disclaim beneficial ownership of these shares. Also includes warrants to purchase 3,904,838 shares of Common Stock, which will become immediately exercisable in full upon approval by the shareholders of Proposal No. 1 and the filing of the Certificate of Amendment of Articles of Incorporation, as more fully described elsewhere in this Proxy Statement.

(2) Includes 461,538 shares purchasable through the exercise of options, which will become immediately exercisable in full upon approval by the shareholders of Proposal No. 1 (at which time a stock option grant instrument will be issued by the Company) and the filing of the Certificate of Amendment of Articles of Incorporation, as more fully described elsewhere in this Proxy Statement. Mr. Hersh has granted a proxy to Sun Catalina with respect to these shares.

(3) Includes 461,538 shares purchasable through the exercise of options, which will become immediately exercisable in full upon approval by the shareholders of Proposal No. 1 (at which time a stock option grant instrument will be issued by the Company) and the filing of the Certificate of Amendment of Articles of Incorporation, as more fully described elsewhere in this Proxy Statement. Mr. Rappaport has granted a proxy to Sun Catalina with respect to these shares.

(4) Includes 461,538 shares purchasable through the exercise of options, which will become immediately exercisable in full upon approval by the shareholders of Proposal No. 1 (at which time a stock option grant instrument will be issued by the Company) and the filing of the Certificate of Amendment of Articles of Incorporation, as more fully described elsewhere in this Proxy Statement. Mr. Katz has granted a proxy to Sun Catalina with respect to these shares.

(5) Includes 44,666 shares purchasable through the exercise of options, which are immediately exercisable. Includes 184,615 shares purchasable through the exercise of options, which will become immediately exercisable in full upon approval by the shareholders of Proposal No. 1 (at which time a stock option grant instrument will be issued by the Company) and the filing of the Certificate of Amendment of Articles of Incorporation, as more fully described elsewhere in this Proxy Statement. Mr. Sasnett has granted a proxy to Sun Catalina with respect to these shares.

(6) Includes (i) 13,837,912 shares over which Messrs. Leder and Krouse have shared voting and investment power, (ii) 2,000 shares owned by Mr. Sasnett and 229,281 shares purchasable through the exercise of options held by Mr. Sasnett, (iii) 9,537 shares owned by Mr. Wise, (iv) 29,537 shares owned by Mr. Steinberg, and (v) no shares owned by Messrs. Kalb, Terry, Calhoun, Couch, and Bescoby.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information with respect to the annual and long-term compensation of the Named Executive Officers. The information in this table is presented for the three years ended September 30, 2000, 1999 and 1998, respectively.

                                               ANNUAL                          LONG-TERM
                                           COMPENSATION (1)               COMPENSATION AWARDS
                                    ---------------------------------------------------------
                                                                        SECURITIES UNDERLYING           ALL OTHER
           NAME AND                                                         OPTIONS/SARS               COMPENSATION
      PRINCIPAL POSITION            YEAR     SALARY ($)  BONUS ($)               (#)                     ($) (2)
      -------------------           -----    ----------  ---------      ---------------------          ------------
Robert Hersh (3)                    2000       329,815       --                --                         3,200
   Chairman, CEO and                1999       314,109    168,500              --                         2,480
   President                        1998       299,151     26,190              --                         1,600

Dean Rappaport (4)                  2000       296,832       --                --                         3,200
   Executive Vice President and     1999       282,697    168,500           212,500 (8)                   2,480
   Chief Operating Officer          1998       269,235     26,190              --                        22,600 (11)

Nathan Katz (5)                     2000       296,832       --                --                         3,200
   Executive Vice President         1999       282,697    168,500           162,500 (8)                   2,480
                                    1998       269,235     26,190              --                        22,600 (11)

David W. Sasnett (6)                2000       190,000     20,000            15,000                       3,200
   Senior Vice President and        1999       169,100     20,000            42,000 (9)                   2,480
   Chief Financial Officer          1998       151,068     15,000              --                         1,549

Thomas M. Bluth (7)                 2000       160,000     10,000            15,000                       3,200
   Senior Vice President,           1999       143,333     45,000            32,500 (10)                  2,241
   Treasurer and Secretary          1998       132,667     10,000              --                         1,340

-----------
 (1) In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits has been omitted when such perquisites and other personal benefits constituted less than 10% of the total annual salary and bonus for each of the named executive officers for such year.

(2) The amounts disclosed in this column for 2000 and 1999 represent the Company's matching contribution to its 401(k) plan. The amounts disclosed in this column for 1998 for Messrs. Hersh, Sasnett and Bluth represent the Company's matching contribution to the 401(k) plan.

(3) In connection with the transactions with Sun Catalina, Mr. Hersh and the Company entered into a Termination Agreement and Release dated July 23, 2001, providing for the termination of Mr. Hersh's employment agreement dated October 1, 1989, as amended, and Mr. Hersh's consulting agreement dated September 30, 1999, in exchange for the Company's payment to Mr. Hersh of an aggregate of $700,000 payable over three years and for the Company's issuance to Mr. Hersh of options to purchase 461,538 shares of Common Stock at $1.18 per share. Additionally, the Company and Mr. Hersh entered into an Employment Agreement dated July 23, 2001 providing for a base annual salary of $250,000, the issuance of options to purchase 100,000 shares of Common Stock at $1.18 per share, and eligibility for a discretionary bonus of up to 60% of his base salary. Subsequently, Mr. Hersh submitted his resignation from the Company as an officer, director, and employee, effective August 8, 2001.

(4) In connection with the transactions with Sun Catalina, Mr. Rappaport and the Company entered into a Termination Agreement and Release and a Separation Agreement and Release each of which is dated July 23, 2001, providing for the termination of Mr. Rappaport's employment agreement dated October 1, 1989, as amended, and Mr. Rappaport's consulting agreement dated September 30, 1999, in exchange for the Company's payment to Mr. Rappaport of an aggregate of $700,000 payable over three years and for the Company's issuance to Mr. Rappaport of options to purchase 461,538 shares of Common Stock at $1.18 per share.

(5) In connection with the transactions with Sun Catalina, Mr. Katz and the Company entered into a Termination Agreement and Release and a Separation Agreement and Release each of which is dated July 23, 2001, providing for the termination of Mr. Katz's employment agreement dated October 1, 1989, as amended, and Mr. Katz's consulting agreement dated September 30, 1999, in exchange for the Company's payment to Mr. Katz of an aggregate of $700,000 payable over three years and for the Company's issuance to Mr. Katz of options to purchase 461,538 shares of Common Stock at $1.18 per share.

(6) In connection with the transactions with Sun Catalina, Mr. Sasnett and the Company entered into a Termination Agreement and Release dated July 23, 2001, providing for the termination of Mr. Sasnett's employment agreement dated October 1, 2000, as amended, in exchange for the Company's payment to Mr. Sasnett of an aggregate of $280,000 payable over three years and for the Company's issuance to Mr. Sasnett of options to purchase 184,615 shares of Common Stock at $1.18 per share. In addition, the Company and Mr. Sasnett entered into an Employment Agreement dated July 23, 2001 providing for a base annual salary of $200,000, the issuance of options to purchase 150,000 shares of Common Stock at $1.18 per share, and, after the fiscal year ending on September 30, 2001, eligibility for a discretionary bonus of up to 50% of his base salary.

(7) Mr. Bluth submitted his resignation from the Company effective December 15, 2000. Pursuant to a consulting agreement, Mr. Bluth will provide consulting services to the Company through September 30, 2001.

(8) Represents options granted in prior years that were repriced on December 11, 1998.

(9) Includes options to purchase 20,000 shares, which options were repriced on December 11, 1998.

(10) Includes options to purchase 22,500 shares, which options were repriced on December 11, 1998.

(11) Consists of (i) the Company's $1,600 matching contribution to its 401(k) plan and $21,000 in connection with the achievement of goals and the renegotiation of the executive's employment agreement with the Company.

OPTION GRANTS DURING 2000

         The following table sets forth the number of shares of the Company's Common Stock underlying options granted, the exercise price per share and the expiration date of all options granted to each of the Named Executive Officers during 2000.

                                                               INDIVIDUAL GRANTS                        POTENTIAL REALIZABLE
                                                             PERCENT OF                               VALUE AT ASSUMED ANNUAL
                                             NUMBER OF         TOTAL       EXERCISE OR                     RATES OF STOCK
                                             SECURITIES     OPTIONS/SARS    BASE PRICE                APPRECIATION FOR OPTION
                                             UNDERLYING      GRANTED TO        PER                          TERM ($) (2)
                                            OPTIONS/SARS    EMPLOYEES IN      SHARE      EXPIRATION   -----------------------
                                              GRANTED       FISCAL YEAR      ($) (1)         DATE         5%           10%
                                            ------------    ------------   -----------   ----------    -------      --------
EXECUTIVE OFFICER
Robert Hersh..............................        --             --               --           --
Dean Rappaport............................        --             --               --           --
Nathan Katz...............................        --             --               --           --
David W. Sasnett..........................     15,000           3.3%          3.9375      6/4/2010      37,144       94,130
Thomas M. Bluth...........................     15,000           3.3%          3.9375      6/4/2010      37,144       94,130

(1) Represents the fair market value of the Common Stock on the date of grant. At the time of grant, under the plan, fair market value was defined as the closing market price of the Common Stock on the New York Stock Exchange.

(2) The potential realizable value is based on the assumed annual rates of stock price appreciation listed. This information does not represent an estimate or prediction of the Company's future stock price.

OPTION EXERCISES DURING 2000 AND YEAR END OPTION VALUES

         The following table sets forth the aggregate dollar value of all options exercised and the total number of unexercised options held, on September 30, 2000, by each of the Named Executive Officers:

                                                                 NUMBER OF SECURITIES       VALUE OF IN-THE-MONEY
                                                                UNDERLYING OPTIONS/SARS         OPTIONS/SARS
                                SHARES ACQUIRED      VALUE        AT FISCAL YEAR END (#)     AT FISCAL YEAR END ($)
EXECUTIVE OFFICER               ON EXERCISE (#)  REALIZED ($)  EXERCISABLE  UNEXERCISABLE EXERCISABLE  UNEXERCISABLE
-----------------              ----------------- ------------  -----------  ------------- -----------  -------------
Robert Hersh...................      45,000          90,000      212,500                      2,875         --
Dean Rappaport.................      50,000         106,250      212,500                    212,500         --
Nathan Katz....................      55,000         158,125      162,500                    162,500         --
David W. Sasnett...............       --              --          27,333       29,667        26,563       13,125
Thomas M. Bluth................       --              --          25,833       21,667        22,500         --

(1) The value realized is calculated on the basis of the difference between the option exercise price and the closing price for the Company's Common Stock on the date of exercise, multiplied by the number of shares of Common Stock with respect to which the option was exercised.

(2) The closing price for the Company's Common Stock as reported by The New York Stock Exchange on September 30, 2000 was $3.4375. Value is calculated on the basis of the difference between the option exercise price and $3.4375, multiplied by the number of shares of Common Stock underlying the option.

                 EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                       AND CHANGE IN CONTROL ARRANGEMENTS

PRIOR EMPLOYMENT AGREEMENTS

         The Company entered into employment agreements (the "Prior Employment Agreements") with Robert Hersh, Dean Rappaport and Nathan Katz. Commencing October 1, 1993, the base annual salaries of Messrs. Hersh, Rappaport, and Katz were $246,112, $221,500 and $221,500, respectively, with annual increases of the greater of 5% or the percentage increases in the consumer price index published by the U.S. Department of Labor. Each of the Prior Employment Agreements would have expired on September 30, 2001. The Prior Employment Agreements each provided that, unless the employee was terminated for cause, 180 days after an Acquisition of Control (as defined in the Prior Employment Agreements), the Company was required to (i) pay to the employee a lump sum payment equal to three times the sum of the employee's salary for the then current fiscal year and the bonus payable to the employee for the fiscal year immediately preceding the current fiscal year, and (ii) continue to provide benefits to the employee for a three-year period. In addition, if the employee's employment with the Company were terminated for any reason other than for cause within one year following an Acquisition of Control, then the employee would have had the option, for thirty days after the date of such termination of employment, to enter into a three-year consulting and non-competition agreement for $250,000 per year.

         Effective October 1, 2000, the Company entered into an employment agreement (the "2000 Sasnett Employment Agreement") with David W. Sasnett that replaced his change in control agreement with the Company. The 2000 Sasnett Employment Agreement would have expired on September 30, 2001 and provided for an annual salary of $210,000 and a severance payment equal to (i) the pro rata portion of Mr. Sasnett's annual salary for the remainder of the agreement term plus an amount equal to Mr. Sasnett's annual salary and benefits if he was terminated without "cause", as defined in the agreement or (ii) Mr. Sasnett's annual salary and annual benefits if the agreement was not renewed upon its expiration. This employment agreement also provided for a lump sum payment equal to two times the sum of his annual salary and annual benefits upon an Acquisition of Control (as defined in the 2000 Sasnett Employment Agreement). If Mr. Sasnett's employment with the Company would have been terminated for any reason other than for cause within one year following an Acquisition of Control, then he would have had the option, exercisable for thirty days after the date of such termination of employment, to enter into a two-year consulting and non-competition agreement for $50,000 per year.

TERMINATION AGREEMENTS AND NEW EMPLOYMENT AGREEMENTS

         Each of the Prior Employment Agreements and the 2000 Sasnett Employment Agreement were terminated as of July 23, 2001 in connection with the transactions with Sun Catalina. Messrs. Rappaport and Katz terminated their employment with the Company as of July 23, 2001 pursuant to the terms of the Termination Agreement and Release and the Separation Agreement and Release described below. Mr. Sasnett and Mr. Hersh continued their employment with the Company pursuant to the terms of the Employment Agreements dated July 23, 2001 described below. Mr. Hersh subsequently resigned from the Company as an officer, director, and employee, effective as of August 8, 2001.

         Dean Rappaport. In connection with the transactions with Sun Catalina, Mr. Rappaport and the Company entered into a Termination Agreement and Release and a Separation Agreement and Release each of which is dated July 23, 2001, providing for the termination of Mr. Rappaport's Prior Employment Agreement and Mr. Rappaport's consulting agreement dated September 30, 1999, in exchange for the Company's payment to Mr. Rappaport of an aggregate of $700,000 payable over three years and for the Company's issuance to Mr. Rappaport of options to purchase 461,538 shares of Common Stock at $1.18 per share.

         Nathan Katz. In connection with the transactions with Sun Catalina, Mr. Katz and the Company entered into a Termination Agreement and Release and a Separation Agreement and Release each of which is dated July 23, 2001, providing for the termination of Mr. Katz's Prior Employment Agreement and Mr. Katz's consulting agreement dated September 30, 1999, in exchange for the Company's payment to Mr. Katz of an aggregate of $700,000 payable over three years and for the Company's issuance to Mr. Katz of options to purchase 461,538 shares of Common Stock at $1.18 per share.

         David Sasnett. In connection with the transactions with Sun Catalina, Mr. Sasnett and the Company entered into a Termination Agreement and Release dated July 23, 2001, providing for the termination of the 2000 Sasnett Employment Agreement in exchange for the Company's payment to Mr. Sasnett of an aggregate of $280,000 payable over three years and for the Company's issuance to Mr. Sasnett of options to purchase 184,615 shares of Common Stock at $1.18 per share. Additionally, the Company and Mr. Sasnett entered into an Employment Agreement dated July 23, 2001 (the "2001 Sasnett Employment Agreement"), providing for a base annual salary of $200,000, the issuance of options to purchase 150,000 shares of Common Stock at $1.18 per share, certain fringe benefits, and, after the fiscal year ending on September 30, 2001, eligibility for a discretionary bonus of up to 50% of his base salary. The 2001 Sasnett Employment Agreement provides that, for a term of one year (which renews automatically for subsequent one year terms, unless terminated), Mr. Sasnett will serve as Senior Vice President, Chief Financial Officer, Treasurer and Secretary of the Company.

         Robert Hersh. In connection with the transactions with Sun Catalina, Mr. Hersh and the Company entered into a Termination Agreement and Release dated July 23, 2001, providing for the termination of Mr. Hersh's Prior Employment Agreement and Mr. Hersh's consulting agreement dated September 30, 1999, in exchange for the Company's payment to Mr. Hersh of an aggregate of $700,000 payable over three years and for the Company's issuance to Mr. Hersh of options to purchase 461,538 shares of Common Stock at $1.18 per share. Additionally, the Company and Mr. Hersh entered into an Employment Agreement dated July 23, 2001 (the "2001 Hersh Employment Agreement") providing for a base annual salary of $250,000, the issuance of options to purchase 100,000 shares of Common Stock at $1.18 per share, certain fringe benefits, and, after the fiscal year ending on September 30, 2001, eligibility for a discretionary bonus of up to 60% of his base salary. The 2001 Hersh Employment Agreement provided that, for a term of one year (which renews automatically for subsequent one year terms, unless terminated), Mr. Hersh would serve as the President of the Company. Subsequently, Mr. Hersh submitted his resignation from the Company as an officer, director, and employee, effective August 8, 2001.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the fiscal year ended September 30, 2000, the Compensation and Stock Option Committee of the Board of Directors was composed of Leonard Sokolow, Ryan Burrow, Howard Steinberg, and Robert Lanzillotti.

SUBMISSION OF SHAREHOLDER PROPOSALS TO BE INCLUDED IN 2002 PROXY STATEMENT

         Shareholder proposals which are requested to be included, pursuant to Rule 14a-8 under the Exchange Act, in the proxy materials of the Company at its next Annual Meeting must be received by the Company no later than January 22, 2002 to be eligible for consideration. Such a proposal must comply with requirements as to form and substance established by applicable laws and regulations in order to be included in the proxy statement. In the event the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 30 days from the anniversary date of the previous year's Annual Meeting, then notice by the shareholder, in order to be timely, must be delivered not later than the close of business on the later of the 120th day prior to the Annual Meeting or the 10th day following the day on which the date of the meeting is publicly announced. The shareholder's submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the shareholder's ownership of the Common Stock of the Company. Proposals or nominations not meeting these requirements will not be entertained at the next Annual Meeting. If the shareholder does not also comply with the requirements of Rule 14a-4 under the Exchange Act, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such proposal or nomination submitted by a shareholder.


                                  OTHER MATTERS

         The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                                    By Order of the Board of Directors


                                    ----------------------------------
                                    David W. Sasnett
                                    Secretary


WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING. WE APPRECIATE YOUR COOPERATION.

                                                                      EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       OF
                             CATALINA LIGHTING, INC.

         Pursuant to the provisions of Section 607.1006 of the Florida Business Corporation Act (the "FBCA"), the undersigned, Catalina Lighting, Inc., a Florida corporation (the "Corporation"), by its Chief Executive Officer, does hereby make and execute this Certificate of Amendment:

         (a)      The name of the Corporation is Catalina Lighting, Inc.

         (b) The board of directors adopted a resolution on July 20, 2001 approving an increase in the number of authorized shares of the Corporation's Common Stock, par value $.01 per share, from 20,000,000 shares to 100,000,000 shares.

         (c) The number of votes cast for this amendment by the shareholders of the Corporation was sufficient for approval.

         (d) In connection with the increase in authorized Common Stock, Paragraph 1 of Article III of the Corporation's Articles of Incorporation is amended in its entirety to read as follows:

                           1. THE AGGREGATE NUMBER OF SHARES WHICH THE
                           CORPORATION SHALL HAVE AUTHORITY TO ISSUE IS ONE HUNDRED MILLION (100,000,000) SHARES OF COMMON STOCK HAVING A PAR VALUE OF ONE CENT ($.01) PER SHARE AND ONE MILLION (1,000,000) SHARES OF PREFERRED STOCK HAVING A PAR VALUE OF ONE CENT ($.01) PER SHARE.

         IN WITNESS WHEREOF, this Certificate of Amendment of Catalina Lighting, Inc. has been executed by Catalina Lighting, Inc., by its Chief Executive Officer, this ___ day of October, 2001.


                                       CATALINA LIGHTING, INC.


                                       By:
                                          ----------------------------------
                                       Name:    Eric Bescoby
                                       Title:   Chief Executive Officer

                                                                      EXHIBIT B

                             CATALINA LIGHTING, INC.
                              STOCK INCENTIVE PLAN


1.       PURPOSE OF THE PLAN.

         The purpose of the Catalina Lighting, Inc. Stock Incentive Plan (the "Plan") is to promote the interests of Catalina Lighting, Inc. (the "Company"), its subsidiaries and its shareholders by (i) attracting and retaining employees, officers, directors, consultants and advisors of outstanding ability, (ii) motivating such persons, by means of performance-related incentives, to achieve long-range performance goals, and (iii) enabling such persons to participate in the long-term growth and financial success of the Company and its subsidiaries. For purposes of this Plan, "subsidiary" shall mean any company (whether a corporation, partnership, joint venture or other form of entity) in which the Company, or a corporation in which the Company owns a majority of the shares of capital stock, directly or indirectly, owns an equity interest of more than fifty percent (50%), except that solely with respect to determining whether options issued to employees of a subsidiary may be Incentive Stock Options (as defined in Section 3) the term "subsidiary" shall have the same meaning as the term "subsidiary corporation" as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

2.       ADMINISTRATION.

         (a) Subject to the following paragraphs, the Plan shall be administered by the Company's Board of Directors (the "Board") or by a Compensation Committee of the Board (the "Compensation Committee"). If the Board delegates to the Compensation Committee the authority to administer the Plan, the Compensation Committee shall be empowered to take all actions reserved to the Board under the Plan. The Board is authorized to interpret the Plan, to prescribe, amend and rescind rules and regulations to further the purposes of the Plan, and to make all other determinations necessary for the administration of the Plan. All such actions by the Board shall be conclusive, final and binding on all recipients of grants hereunder ("participants").

         (b) For so long as the Company's common stock ("Common Stock") is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any Compensation Committee to which Plan administration is delegated shall consist solely of Board members who qualify as (i) "Non-Employee Directors" as defined under Rule 16b-3 under the Exchange Act and (ii) "outside directors" as defined under Section 162(m) or any successor provision of the Code and applicable Treasury regulations thereunder, if and to the extent such qualification is necessary so that grants made under the Plan or the exercise of rights thereunder will qualify for any tax or other material benefit to participants or the Company and its subsidiaries under applicable law.

         (c) Notwithstanding the foregoing, the Board may, subject to any limitations or restrictions the Board may impose from time to time, delegate to the Chief Executive Officer the authority to administer the Plan, including the authority to grant Options (as defined in Section 3) to employees (other than the Chief Executive Officer), consultants or advisors of the Company and its subsidiaries who are not subject, by reason of their position with the Company or its subsidiaries, to the requirements of Section 16 of the Exchange Act and who are not expected to be subject to the limitations of Code Section 162(m).

3.       GRANTS.

         Grants under the Plan may be in the form of options which qualify as "incentive stock options" within the meaning of Code Section 422 or any successor provision ("Incentive Stock Options") and options which do not so qualify ("Nonqualified Options" and, collectively with Incentive Stock Options, "Options"). Incentive Stock Options may be granted only to employees of the Company or its subsidiaries. Each grant of an Option shall be designated in the applicable "Grant Instrument" (as defined in Section 5) as an Incentive Stock Option or a Nonqualified Option, as appropriate. If, notwithstanding its designation as an Incentive Stock Option, all or a portion of any Option grant does not qualify under the Code as an Incentive Stock Option, the portion which does not so qualify shall be treated for all purposes hereunder as a Nonqualified Option.

4.       SHARES SUBJECT TO THE PLAN.

         Subject to adjustment as provided in Section 8, the maximum aggregate number of shares of Common Stock that may be subject to grants made under the Plan is 2,250,000. The Common Stock to be offered under the Plan shall be authorized and unissued Common Stock or issued Common Stock that shall have been reacquired by the Company and held in its treasury. The Common Stock covered by any unexercised portion of terminated stock options granted under the Plan may again be subject to new grants under the Plan. In the event the purchase price of an Option is paid in whole or in part through the delivery of Common Stock, only the net number of shares of Common Stock issuable in connection with the exercise of the Option shall be counted against the number of shares remaining available for grant under the Plan. No participant shall receive grants in respect of more than 1,000,000 shares of Common Stock in any calendar year (subject to adjustment as provided in Section 8).

5.       PARTICIPANTS.

         The Board shall determine and designate from time to time those employees, directors, consultants and advisors of the Company or its subsidiaries who shall be granted Options under the Plan and the number of shares of Common Stock to be covered by each such Option grant; provided, that any such consultants or advisors who receive grants under the Plan render bona fide services to the Company or its subsidiaries that are not in connection with the offer or sale of securities in a capital-raising transaction. In making its determinations, the Board shall take into account the present and potential contributions of the respective individuals to the success of the Company and its subsidiaries and such other factors as the Board shall deem relevant in connection with accomplishing the purposes of the Plan. Each grant shall be evidenced by a written Option agreement or grant form ("Grant Instrument") as the Board shall approve from time to time.

6.       FAIR MARKET VALUE.

         For all purposes under the Plan, the term "Fair Market Value" shall mean, as of any applicable date: (i) if the principal securities market on which the Common Stock is traded is a national securities exchange or The Nasdaq National Market ("NNM"), the closing price of the Common Stock on such exchange or NNM, as the case may be, or if no sale of the Common Stock shall have occurred on such date, on the next preceding date on which there was a reported sale; (ii) if the Common Stock is not traded on a national securities exchange or NNM, the closing price on such date as reported by The Nasdaq SmallCap Market, or if no sale of the Common Stock shall have occurred on such date, on the next preceding date on which there was a reported sale; (iii) if the principal securities market on which the Common Stock is traded is not a national securities exchange, NNM or The Nasdaq SmallCap Market, the average of the bid and asked prices reported by the National Quotation Bureau, Inc.; (iv) if not reported by the National Quotation Board, the closing price of a share of Common Stock on the date of grant as reported on the OTC Bulletin Board; or (v) if the price of the Common Stock is not so reported, the Fair Market Value of the Common Stock as determined in good faith by the Board.

7.       GRANTS OF OPTIONS.

         (a) Exercise Price of Options. Incentive Stock Options shall be granted at an exercise price of not less than 100% of the Fair Market Value on the date of grant; provided, however, that Incentive Stock Options granted to a participant who at the time of such grant owns (within the meaning of Code
Section 424(d)) more than 10% of the voting power of all classes of stock of the Company (a "10% Holder") shall be granted at an exercise price of not less than 110% of the Fair Market Value on the date of grant. Nonqualified Options shall be granted at an exercise price as determined in each case by the Board.

         (b)      Term and Termination of Options.

                  (1) The Board shall determine the term within which each Option may be exercised, in whole or in part, provided that (i) such term shall not exceed 10 years from the date of grant, (ii) the term of an Incentive Stock Option granted to a 10% Holder shall not exceed 5 years from the date of grant, and (iii) the aggregate Fair Market Value (determined on the date of grant) of Common Stock with respect to which Incentive Stock Options granted to a participant under the Plan or any other plan of the Company and its subsidiaries become exercisable for the first time in any single calendar year shall not exceed $100,000.

                  (2) Unless otherwise determined by the Board, all rights to exercise Options shall terminate on the first to occur of (i) the scheduled expiration date as set forth in the applicable Grant Instrument, (ii) 60 days following the date of termination of employment for any reason other than the participant's death or permanent disability (as defined in Code Section 22(e)(3)), (iii) 1 year following the date of termination of employment or provision of services by reason of the participant's death or permanent disability (as defined in Code Section 22(e)(3)), or (iv) as may be otherwise provided in the event of a Change of Control as defined in Section 9; provided, however, that in the event that a participant ceases to be employed by or to provide services to the Company and its subsidiaries due to a termination for "cause" (as defined in Section 7(b)(3)), all rights to exercise Options held by such participant shall terminate immediately as of the date such participant ceases to be employed by or to provide services to the Company or its subsidiaries. Unless otherwise determined by the Board, vesting of Options ceases immediately upon termination of employment or provision of services for any reason, and any portion of an Option that has not vested on or before the date of such termination is forfeited on such date.

                  (3) As used in this Plan, the term "cause" shall mean (i) "cause" as defined in any applicable employment or services agreement between the Company and a participant for purposes of determining whether a termination of such agreement is for cause or (ii) in the absence of such agreement, a determination by the Board that the participant has engaged in conduct injurious to the Company or any of its subsidiaries, including, without limitation, embezzlement, theft, destruction of property, unethical business conduct, commission of a felony or any other crime of moral turpitude, dishonesty in the course of his or her employment or service, the disclosure of trade secrets or confidential information of the Company or its subsidiaries to persons not entitled to receive such information, violation of any rule or policy of the Company that is not cured within 15 days after the participant is given notice of such violation, breach of any noncompetition or nonsolicitation covenant or any other agreement between the participant and the Company or a subsidiary, or any other conduct that is injurious to the Company or any of its subsidiaries.

         (c) Payment for Shares. Full payment for shares purchased upon exercise of Options granted under the Plan shall be made at the time the Options are exercised in whole or in part. Payment of the purchase price shall be made in cash or in such other form as the Board may approve, including, without limitation, (i) by the participant's delivery to the Company of a promissory note containing such terms as the Board may determine, (ii) by the participant's delivery to the Company of shares of Common Stock that have been held by the participant for at least six months prior to exercise of the Options, valued at the Fair Market Value of such shares on the date of exercise, or (iii) if the Common Stock is publicly traded, pursuant to a cashless exercise arrangement with a broker on such terms as the Board may determine; provided, however, that if payment is made pursuant to clause (i), the then par value of the purchased shares shall be paid in cash if required by applicable law or otherwise deemed appropriate by the Board. No shares of Common Stock shall be issued to the participant until such payment has been made, and a participant shall have none of the rights of a shareholder with respect to Options held by such participant.

         (d) Other Terms and Conditions. The Board shall have the discretion to determine terms and conditions, consistent with the Plan, that will be applicable to Options, including, without limitation, performance-based criteria for acceleration of the date on which certain Options shall become exercisable. Options granted to the same or different participants, or at the same or different times, need not contain similar provisions.

         (e) Substitution of Options. Options may be granted under the Plan from time to time in substitution for stock options of other entities ("Acquired Companies") in connection with the merger or consolidation of an Acquired Company with the Company or its subsidiaries, the acquisition by the Company or by its subsidiaries of all or a portion of the assets of an Acquired Company, or the acquisition of stock of an Acquired Company such that the Acquired Company becomes a subsidiary of the Company.

8.       ADJUSTMENTS TO REFLECT CAPITAL CHANGES.

         The number and kind of shares subject to outstanding Option grants, the exercise price applicable to Options previously granted, and the number and kind of shares available subsequently to be granted under the Plan shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares or other change in capitalization with a similar substantive effect upon the shares of capital stock subject to the Plan or to Options granted under the Plan. The Board shall have the sole power and discretion to determine the nature and amount of the adjustment to be made in each case. The adjustment so made shall be final and binding on all participants.

9.       DEFINITION OF CHANGE OF CONTROL.

         For purposes of this Plan, a "Change of Control" shall mean the occurrence of any of the following events:

         (a) the acquisition, other than solely from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than the Company or an employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Voting Securities"); or

         (b) a reorganization, merger, consolidation or recapitalization of the Company (a "Business Combination"), other than a Business Combination in which more than 50% of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the Business Combination is held by the persons who, immediately prior to the Business Combination, were the holders of the Voting Securities; or

         (c) a complete liquidation or dissolution of the Company, or a sale of all or substantially all of the Company's assets.

10.      CONSEQUENCES OF A CHANGE OF CONTROL.

         (a) Unless otherwise determined by the Board, immediately prior to a Change of Control that is, in the Board's determination, primarily for cash, all outstanding Options which have been granted under the Plan and which are not exercisable as of the effective date of the Change of Control shall automatically accelerate and become exercisable upon the effective date of the Change of Control; provided, that any exercise of such accelerated Options shall be contingent upon the actual consummation of the Change of Control.

         (b) Unless otherwise determined by the Board, upon a Change of Control that the Board determines is not primarily for cash as described in subsection
(a) above, each outstanding Option shall be assumed by the Acquiring Corporation (as defined below) or parent thereof or replaced with a comparable option or right to purchase shares of the capital stock, or equity equivalent instrument, of the Acquiring Corporation or parent thereof, or other comparable rights (such assumed and comparable options and rights, together, the "Replacement Options"); provided, however, that if the Acquiring Corporation or parent thereof does not intend to grant Replacement Options, then unless otherwise determined by the Board all outstanding Options which have been granted under the Plan and which are not exercisable as of the effective date of the Change of Control shall automatically accelerate and become exercisable immediately prior to the effective date of the Change of Control; provided, that any exercise of such accelerated Options shall be contingent upon the actual consummation of the Change of Control. The term "Acquiring Corporation" means the surviving, continuing, successor or purchasing corporation, as the case may be. Notwithstanding anything in the Plan to the contrary, the Board shall have discretion, in the applicable Grant Instrument or an amendment thereof, to provide for the acceleration of Options upon a Change of Control. The Board may determine in its discretion (but shall not be obligated to do so) that in lieu of the issuance of Replacement Options, all holders of outstanding Options which are exercisable immediately prior to a Change of Control

(including those that become exercisable under Section 10(a) or this Section 10(b)) will be required to surrender them in exchange for a payment, in cash or Common Stock as determined by the Board, of an amount equal to the amount (if any) by which the then Fair Market Value of Common Stock subject to unexercised Options exceeds the exercise price of those Options, with such payment to take place as of the date of the Change of Control or such other date as the Board may prescribe.

         (c) Any Options that are not assumed or replaced by Replacement Options, exercised or cashed out prior to or concurrent with a Change of Control will terminate effective upon the Change of Control or at such other time as the Board deems appropriate, unless otherwise expressly provided in any applicable Grant Instrument.

         (d) Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, no action described in the Plan shall be taken (including, without limitation, actions described in subsections (a), (b) and (c) above) if such actions would make the Change of Control ineligible for desired accounting or tax treatment and if, in the absence of such actions, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to such Change of Control.

11.      TRANSFERABILITY OF OPTIONS.

         Unless otherwise determined by the Board with respect to Nonqualified Options, Options granted under the Plan shall not be transferable other than by will or the laws of descent and distribution and are exercisable during a participant's lifetime only by the participant.

12.      RIGHT TO REPURCHASE AND RIGHT TO RECOVER

         (a) In the case of any participant whose employment or service terminates for any reason (including, without limitation, death, disability, retirement, voluntary resignation or termination, or involuntary termination with or without cause), except as otherwise provided in any Grant Instrument, the Company shall have a right, exercisable at any time and from time to time after such termination, to repurchase from the participant (or any successor in interest by purchase, gift or other mode of transfer) any shares of Common Stock issued to such terminated participant under the Plan and still held by the participant upon the participant's termination of employment or service. Such repurchase shall be made at the Fair Market Value of the shares of Common Stock at the time of repurchase unless the participant's employment or service was terminated for cause (as that term is defined in Section 7(b)(3)) or, in the Board's determination, the participant has taken any action prior to or following his termination of employment or service which would have constituted grounds for a termination for cause, in either of which case such repurchase shall be made at the lower of the Fair Market Value of the shares of Common Stock at the time of repurchase or the purchase price paid by the participant for such shares of Common Stock. With respect to shares of Common Stock previously issued to a terminated participant under the Plan and no longer held by the participant upon the participant's termination of employment or service, to the extent that such participant is terminated for cause or, in the Board's determination, the participant has taken any action prior to or following his termination of employment or service which would have constituted grounds for a termination for cause, in either of which case, the Company shall be entitled to recover from the participant, a dollar amount equal to the difference between the exercise price paid by the participant for such shares of Common Stock and the sale price realized by the participant upon the disposition of for such shares of Common Stock. This right to repurchase shares of Common Stock or to recover amounts from a participant shall be exercisable by the Company in accordance with terms and conditions established by the Board.

         (b) The rights of repurchase and recovery under this Section 12 shall be exercisable by the Company only during the 180-day period following a participant's termination of employment or service.

13.      WITHHOLDING.

         The Company shall have the right to deduct any taxes required by law to be withheld in respect of grants under the Plan from amounts paid to a participant in cash as salary, bonus or other compensation. In the Board's discretion, a participant may be permitted to elect to have withheld from the shares otherwise issuable to the participant, or to tender to the Company, a number of shares of Common Stock the aggregate Fair Market Value of which does not exceed the minimum required withholding rate for federal (including FICA), state and local tax liabilities. Any such election must be in a form and manner prescribed by the Board.

14.      CONSTRUCTION OF THE PLAN.

         The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely by the Board. Any determination by the Board shall be final and binding on all participants. The Plan shall be governed in accordance with the laws of the State of Florida, without regard to the conflict of law provisions of such laws.

15.      NO RIGHT TO GRANT; NO RIGHT TO EMPLOYMENT.

         No person shall have any claim of right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any of its subsidiaries or as giving any consultant, advisor or director of the Company or any of its subsidiaries any right to continue to serve in such capacity.

16.      GRANTS NOT INCLUDABLE FOR BENEFIT PURPOSES.

         Income recognized by a participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974) or group insurance or other benefit plans applicable to the participant which are maintained by the Company or any of its subsidiaries, except as may be provided under the terms of such plans or determined by resolution of the Board.

17.      NO STRICT CONSTRUCTION.

         No rule of strict construction shall be implied against the Company, the Board or any other person in the interpretation of any of the terms of the Plan, any grant made under the Plan or any rule or procedure established by the Board.

18.      CAPTIONS.

         All Section headings used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions had been used in the Plan.

19.      SEVERABILITY.

         Whenever possible, each provision in the Plan and every grant under the Plan shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of the Plan or any grant under the Plan shall be held to be prohibited by or invalid under applicable law, then such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law, and all other provisions of the Plan and every other grant under the Plan shall remain in full force and effect.

20.      LEGENDS.

         All certificates for Common Stock delivered under the Plan shall be subject to such transfer and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or quotation system upon which the Common Stock is then listed or quoted and any applicable federal or state securities laws, and the Board may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

21.      AMENDMENT.

         The Board may, by resolution, amend or revise the Plan, except that such action shall not be effective without shareholder approval if such shareholder approval is required to maintain the compliance of the Plan and/or grants made to directors, executive officers or other persons with Rule 16b-3 promulgated under the Exchange Act or any successor rule. The Board may not modify any Options previously granted under the Plan in a manner adverse to the holders thereof without the consent of such holders, except in accordance with the provisions of Sections 8, 10 or 22.

22.      MODIFICATION FOR GRANTS OUTSIDE THE U.S.

         The Board may, without amending the Plan, determine the terms and conditions applicable to grants of Options to participants who are foreign nationals or employed outside the United States in a manner otherwise inconsistent with the Plan if the Board deems such terms and conditions necessary in order to recognize differences in local law or regulations, tax policies or customs.

23.      EFFECTIVE DATE; TERMINATION OF PLAN.

         Upon approval by the Company's shareholders, the Plan shall be effective as of September 7, 2001, the date the Plan was approved by the Board. The Plan shall terminate on September 6, 2011, unless it is earlier terminated by the Board. Termination of the Plan shall not affect previous grants under the Plan.

                                                                      EXHIBIT C

                             CATALINA LIGHTING, INC.
                     MANAGEMENT SETTLEMENT STOCK OPTION PLAN


1.       PURPOSE OF THE PLAN.

         The purpose of the Catalina Lighting, Inc. Management Settlement Stock Option Plan (the "Plan") is to promote the interests of Catalina Lighting, Inc. (the "Company"), its subsidiaries and its shareholders by providing for the grant of options to purchase the Company's common stock for the purposes of (i) settling the Company's obligations to certain of the Company's former and current management employees under employment agreements previously entered into between the Company and such former and current management employees, and (ii) obtaining the agreement of certain former and current management employees not to compete or engage in other practices that may be harmful to the Company and its subsidiaries.

2.       ADMINISTRATION.

         (a) Subject to the following paragraphs, the Plan shall be administered by the Company's Board of Directors (the "Board") or by a Compensation Committee of the Board (the "Compensation Committee"). If the Board delegates to the Compensation Committee the authority to administer the Plan, the Compensation Committee shall be empowered to take all actions reserved to the Board under the Plan. The Board is authorized to interpret the Plan, to prescribe, amend and rescind rules and regulations to further the purposes of the Plan, and to make all other determinations necessary for the administration of the Plan. All such actions by the Board shall be conclusive, final and binding on all recipients of grants hereunder ("participants").

         (b) For so long as the Company's common stock ("Common Stock") is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any Compensation Committee to which Plan administration is delegated shall consist solely of Board members who qualify as (i) "Non-Employee Directors" as defined under Rule 16b-3 under the Exchange Act and (ii) "outside directors" as defined under Section 162(m) or any successor provision of the Internal Revenue Code of 1986, as amended (the "Code") and applicable Treasury regulations thereunder, if and to the extent such qualification is necessary so that grants made under the Plan or the exercise of rights thereunder will qualify for any tax or other material benefit to participants or the Company and its subsidiaries under applicable law.

         (c) Notwithstanding the foregoing, the Board may, subject to any limitations or restrictions the Board may impose from time to time, delegate to the Chief Executive Officer the authority to administer the Plan, including the authority to grant Nonqualified Options (as defined in Section 3) to former and current employees (other than the Chief Executive Officer) of the Company and its subsidiaries who are not subject, by reason of their position with the Company or its subsidiaries, to the requirements of Section 16 of the Exchange Act and who are not expected to be subject to the limitations of Code Section 162(m).

3.       GRANTS.

         Grants under the Plan shall be in the form of "Nonqualified Options" (options that do not qualify as "incentive stock options" within the meaning of Code Section 422 or any successor provision). Each grant of a Nonqualified Option shall be provided for through a "Grant Instrument" (as defined in Section 5).

4.       SHARES SUBJECT TO THE PLAN.

         Subject to adjustment as provided in Section 8, the maximum aggregate number of shares of Common Stock that may be subject to grants made under the Plan is 1,569,229. The Common Stock to be offered under the Plan shall be authorized and unissued Common Stock or issued Common Stock that shall have been reacquired by the Company and held in its treasury. The Common Stock covered by any unexercised portion of terminated stock options granted under the Plan may again be subject to new grants under the Plan. In the event the purchase price of a Nonqualified Option is paid in whole or in part through the delivery of Common Stock, only the net number of shares of Common Stock issuable in connection with the exercise of the Nonqualified Option shall be counted against the number of shares remaining available for grant under the Plan. No participant shall receive grants in respect of more than 750,000 shares of Common Stock in any calendar year (subject to adjustment as provided in Section
8).

5.       PARTICIPANTS.

         The Board shall determine and designate from time to time those former and current employees of the Company or its subsidiaries who shall be granted Nonqualified Options under the Plan and the number of shares of Common Stock to be covered by each such Nonqualified Option grant; provided, that grants made under the Plan to former and current employees shall not be in connection with the offer or sale of securities in a capital-raising transaction. In making its determinations, the Board shall take into account such factors as the Board shall deem relevant in connection with accomplishing the purposes of the Plan. Each grant shall be evidenced by a written Nonqualified Option agreement or grant form ("Grant Instrument") as the Board shall approve from time to time.

6.       FAIR MARKET VALUE.

         For all purposes under the Plan, the term "Fair Market Value" shall mean, as of any applicable date, (i) if the principal securities market on which the Common Stock is traded is a national securities exchange or The Nasdaq National Market ("NNM"), the closing price of the Common Stock on such exchange or NNM, as the case may be, or if no sale of the Common Stock shall have occurred on such date, on the next preceding date on which there was a reported sale; (ii) if the Common Stock is not traded on a national securities exchange or NNM, the closing price on such date as reported by The Nasdaq SmallCap Market, or if no sale of the Common Stock shall have occurred on such date, on the next preceding date on which there was a reported sale; (iii) if the principal securities market on which the Common Stock is traded is not a national securities exchange, NNM or The Nasdaq SmallCap Market, the average of the bid and asked prices reported by the National Quotation Bureau, Inc.; (iv) if not reported by the National Quotation Board, the closing price of a share of Common Stock on the date of grant as reported on the OTC Bulletin Board; (v) if the price of the Common Stock is not so reported, the Fair Market Value of the Common Stock as determined in good faith by the Board.

7.       GRANTS OF OPTIONS.

         (a) Exercise Price of Nonqualified Options. Nonqualified Options shall be granted at an exercise price as determined in each case by the Board.

         (b) Term and Termination of Nonqualified Options. The Board shall determine the term within which each Nonqualified Option may be exercised, in whole or in part, provided that such term shall not exceed 10 years from the date of grant. Unless otherwise determined by the Board, all rights to exercise Nonqualified Options shall terminate on the scheduled expiration date as set forth in the applicable Grant Instrument.

         (c) Payment for Shares. Full payment for shares purchased upon exercise of Nonqualified Options granted under the Plan shall be made at the time the Nonqualified Options are exercised in whole or in part. Payment of the purchase price shall be made in cash or in such other form as the Board may approve, including, without limitation, (i) by the participant's delivery to the Company of a promissory note containing such terms as the Board may determine, (ii) by the participant's delivery to the Company of shares of Common Stock that have been held by the participant for at least six months prior to exercise of the Nonqualified Options, valued at the Fair Market

Value of such shares on the date of exercise, or (iii) if the Common Stock is publicly traded, pursuant to a cashless exercise arrangement with a broker on such terms as the Board may determine; provided, however, that if payment is made pursuant to clause (i), the then par value of the purchased shares shall be paid in cash if required by applicable law or otherwise deemed appropriate by the Board. No shares of Common Stock shall be issued to the participant until such payment has been made, and a participant shall have none of the rights of a shareholder with respect to Nonqualified Options held by such participant.

         (d) Other Terms and Conditions. The Board shall have the discretion to determine terms and conditions, consistent with the Plan, that will be applicable to Nonqualified Options. Nonqualified Options granted to the same or different participants, or at the same or different times, need not contain similar provisions.

8.       ADJUSTMENTS TO REFLECT CAPITAL CHANGES.

         The number and kind of shares subject to outstanding Option grants, the exercise price applicable to Nonqualified Options previously granted, and the number and kind of shares available subsequently to be granted under the Plan shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares or other change in capitalization with a similar substantive effect upon the shares of capital stock subject to the Plan or to Options granted under the Plan. The Board shall have the sole power and discretion to determine the nature and amount of the adjustment to be made in each case. The adjustment so made shall be final and binding on all participants.

9.       DEFINITION OF CHANGE OF CONTROL.

         For purposes of this Plan, a "Change of Control" shall mean the occurrence of any of the following events:

         (a) the acquisition, other than solely from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than the Company or an employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Voting Securities"); or

         (b) a reorganization, merger, consolidation or recapitalization of the Company (a "Business Combination"), other than a Business Combination in which more than 50% of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the Business Combination is held by the persons who, immediately prior to the Business Combination, were the holders of the Voting Securities; or

         (c) a complete liquidation or dissolution of the Company, or a sale of all or substantially all of the Company's assets.

10.      CONSEQUENCES OF A CHANGE OF CONTROL.

         (a) Unless otherwise determined by the Board, immediately prior to a Change of Control that is, in the Board's determination, primarily for cash, all outstanding Nonqualified Options which have been granted under the Plan and which are not exercisable as of the effective date of the Change of Control shall automatically accelerate and become exercisable upon the effective date of the Change of Control; provided, that any exercise of such accelerated Options shall be contingent upon the actual consummation of the Change of Control.

         (b) Unless otherwise determined by the Board, upon a Change of Control that the Board determines is not primarily for cash as described in subsection
(a) above, each outstanding Nonqualified Option shall be assumed by the Acquiring Corporation (as defined below) or parent thereof or replaced with a comparable option or right to purchase shares of the capital stock, or equity equivalent instrument, of the Acquiring Corporation or parent thereof, or other comparable rights (such assumed and comparable options and rights, together, the "Replacement Options"); provided, however, that if the Acquiring Corporation or parent thereof does not intend to grant Replacement Options, then unless otherwise determined by the Board all outstanding Nonqualified Options which have been granted under the Plan and which are not exercisable as of the effective date of the Change of Control shall automatically accelerate and become exercisable immediately prior to the effective date of the Change of Control; provided, that any exercise of such accelerated Options shall be contingent upon the actual consummation of the Change of Control. The term "Acquiring Corporation" means the surviving, continuing, successor or purchasing corporation, as the case may be. Notwithstanding anything in the Plan to the contrary, the Board shall have discretion, in the applicable Grant Instrument or an amendment thereof, to provide for the acceleration of Nonqualified Options upon a Change of Control. The Board may determine in its discretion (but shall not be obligated to do so) that in lieu of the issuance of Replacement Options, all holders of outstanding Nonqualified Options which are exercisable immediately prior to a Change of Control (including those that become exercisable under Section 10(a) or this Section 10(b)) will be required to surrender them in exchange for a payment, in cash or Common Stock as determined by the Board, of an amount equal to the amount (if any) by which the then Fair Market Value of Common Stock subject to unexercised Nonqualified Options exceeds the exercise price of those Nonqualified Options, with such payment to take place as of the date of the Change of Control or such other date as the Board may prescribe.

         (c) Any Nonqualified Options that are not assumed or replaced by Replacement Options, exercised or cashed out prior to or concurrent with a Change of Control will terminate effective upon the Change of Control or at such other time as the Board deems appropriate, unless otherwise expressly provided in any applicable Grant Instrument.

         (d) Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, no action described in the Plan shall be taken (including, without limitation, actions described in subsections (a), (b) and (c) above) if such actions would make the Change of Control ineligible for desired accounting or tax treatment if, in the absence of such actions, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to such Change of Control.


11.      TRANSFERABILITY OF OPTIONS.

         Unless otherwise determined by the Board, Nonqualified Options granted under the Plan shall not be transferable other than by will or the laws of descent and distribution and are exercisable during a participant's lifetime only by the participant.

12.      WITHHOLDING.

         The Company shall have the right to deduct any taxes required by law to be withheld in respect of grants under the Plan from amounts paid to a participant in cash as salary, bonus or other compensation. In the Board's discretion, a participant may be permitted to elect to have withheld from the shares otherwise issuable to the participant, or to tender to the Company, a number of shares of Common Stock the aggregate Fair Market Value of which does not exceed the minimum required withholding rate for federal (including FICA), state and local tax liabilities. Any such election must be in a form and manner prescribed by the Board.

13.      CONSTRUCTION OF THE PLAN.

         The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely by the Board. Any determination by the Board shall be final and binding on all participants. The Plan shall be governed in accordance with the laws of the State of Florida, without regard to the conflict of law provisions of such laws.

14.      NO RIGHT TO GRANT; NO RIGHT TO EMPLOYMENT.

         No person shall have any claim of right to be granted a Nonqualified Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any of its subsidiaries or as giving any consultant, advisor or director of the Company or any of its subsidiaries any right to continue to serve in such capacity.

15.      GRANTS NOT INCLUDABLE FOR BENEFIT PURPOSES.

         Income recognized by a participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974) or group insurance or other benefit plans applicable to the participant which are maintained by the Company or any of its subsidiaries, except as may be provided under the terms of such plans or determined by resolution of the Board.

16.      NO STRICT CONSTRUCTION.

         No rule of strict construction shall be implied against the Company, the Board or any other person in the interpretation of any of the terms of the Plan, any grant made under the Plan or any rule or procedure established by the Board.

17.      CAPTIONS.

         All Section headings used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions had been used in the Plan.

18.      SEVERABILITY.

         Whenever possible, each provision in the Plan and every grant under the Plan shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of the Plan or any grant under the Plan shall be held to be prohibited by or invalid under applicable law, then such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law, and all other provisions of the Plan and every other grant under the Plan shall remain in full force and effect.

19.      LEGENDS.

         All certificates for Common Stock delivered under the Plan shall be subject to such transfer and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or quotation system upon which the Common Stock is then listed or quoted and any applicable federal or state securities laws, and the Board may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

20.      AMENDMENT.

         The Board may, by resolution, amend or revise the Plan, except that such action shall not be effective without shareholder approval if such shareholder approval is required to maintain the compliance of the Plan and/or grants made to directors, executive officers or other persons with Rule 16b-3 promulgated under the Exchange Act or any successor rule. The Board may not modify any Nonqualified Options previously granted under the Plan in a manner adverse to the holders thereof without the consent of such holders, except in accordance with the provisions of Sections 8, 10 or 21.

21.      MODIFICATION FOR GRANTS OUTSIDE THE U.S.

         The Board may, without amending the Plan, determine the terms and conditions applicable to grants of Nonqualified Options to participants who are foreign nationals or employed outside the United States in a manner otherwise inconsistent with the Plan if the Board deems such terms and conditions necessary in order to recognize differences in local law or regulations, tax policies or customs.

22.      EFFECTIVE DATE; TERMINATION OF PLAN.

         Upon approval by the Company's shareholders, the Plan shall be effective as of September 7, 2001, the date the Plan was approved by the Board. The Plan shall terminate on September 6, 2011, unless it is earlier terminated by the Board. Termination of the Plan shall not affect previous grants under the Plan.

                                                                       EXHIBIT D

                              AMENDED AND RESTATED

                                     BY-LAWS

                                       OF

                             CATALINA LIGHTING, INC.

                             (a Florida Corporation)

                                    ARTICLE 1

                                   DEFINITIONS

         As used in these by-laws, unless the context otherwise requires, the term:

         1.1. "Articles of Incorporation" means the articles of incorporation of the Corporation, as amended, supplemented or restated from time to time.

         1.2. "Assistant Secretary" means an Assistant Secretary of the Corporation.

         l.3. "Assistant Treasurer" means an Assistant Treasurer of the Corporation,

         1.4. "Board" means the Board of Directors of the Corporation.

         1.5. "Business Corporation Act" means the Florida Business Corporation Act, as amended from time to time.

         1.6. "By-laws" means the by-laws of the Corporation, as amended from time to time.

         1.7. "Chief Executive Officer" means the Chief Executive Officer of the Corporation.

         1.8. "Corporation" means CATALINA LIGHTING, INC.

         1.9. "Directors" means directors of the Corporation.

         1.10. "President" means the President of the Corporation.

         1.11. "Secretary" means the Secretary of the Corporation.

         1.12. "Shareholders" means shareholders of the Corporation.

         1.13. "Tota1 number of directors" means the total number of directors determined in accordance with Section 607.0803 of the Business Corporation Act and Section 3.2 of the By-laws.

         1.14. "Treasurer" means the Treasurer of the Corporation.

         1.15. "Vice President" means Vice President of the Corporation.

         1.16. "Whole Board" means the total number of Directors of the Corporation.

                                    ARTICLE 2

                                  SHAREHOLDERS

         2.1. PLACE OF MEETINGS. Every meeting of shareholders shall be held at the principal office of the Corporation or at such other place within or without the state of Florida as shall be specified or fixed in the notice of such meeting or in the waiver of notice thereof.

         2.2. ANNUAL MEETING. A meeting of shareholders shall be held annually for the election of directors and the transaction of other business at such hour and on such day as may be determined by the Board and designated in the notice of meeting.

         2.3. DEFERRED MEETING FOR ELECTION OF DIRECTORS, ETC. If the annual meeting of shareholders of the election of directors and the transaction of other business is not held during the period specified in Section 2.2, the Board shall call a meeting of shareholders for the election of directors and the transaction of other business as soon thereafter as convenient.

         2.4. OTHER SPECIAL MEETINGS. A special meeting of shareholders (other than a special meeting for the election of directors), unless otherwise prescribed by statute, may be called at any time by a majority vote of the Board or by the Chief Executive Officer or by the Secretary. At any special meeting of shareholders only such business may be transacted as is related to the purpose or purposes of such meeting set forth in the notice thereof given pursuant to
Section 2.6 of the By-laws.

         2.5. FIXING RECORD DATE. For the purpose of determining the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a date as the record date for any such determination of shareholders. Such date shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no such record date is fixed:

                  2.5.1 The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

                  2.5.2 The record date for determining shareholders entitled to express consent to corporate action in writing without a meeting shall not be more than ten days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; provided that any shareholder of record seeking to have the shareholders authorize or take corporate action by written consent shall deliver to the Secretary of the Corporation a notice setting forth the information required under Section 2.15 of these By-Laws respecting such proposed corporate action and requesting that the Board of Directors fix a record date for purposes of determining shareholders entitled to express consent to corporate action in writing, and the Board of Directors shall promptly, but in all events within ten days after the date on which such a request is received, adopt a resolution fixing the record date; provided, further, that if no record date is set by the Board within ten days of the date on which a notice and request meeting the requirements of this Section 2.5.2 is received, the record date for determining shareholders entitled to express consent to corporate action in writing without a meeting, when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action;

                  2.5.3 The record date for determining shareholders for any purpose other than those specified in Sections 2.5.1 and 2.5.2 shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

         A determination of shareholders entitled to notice of or to vote at any meeting of shareholders is effective for any adjournment of the meeting unless the Board fixes a new record date for the adjourned meeting. If any meeting of shareholders is adjourned to a date more than 120 days after the date fixed for the original meeting, the Board shall fix a new record date for the adjourned meeting.

         2.6. NOTICE OF MEETINGS OF SHAREHOLDERS. Except as otherwise provided in Sections 2.5 and 2.7 of the By-laws, whenever under the Business Corporation Act or the Articles of Incorporation or the By-laws, shareholders are required or permitted to take any action at a meeting, written notice shall be given stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes which the meeting is called. A copy of the notice of any meeting shall be given, personally or by mail, not less than ten nor more than sixty days before the date of the meeting, to each shareholder entitled to notice of or to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, with postage prepaid, directed to the shareholder at his address as it appears on the records of the Corporation. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the Corporation that the notice required by this section has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted at the meeting as originally called. If, however, after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

         2.7. WAIVERS OF NOTICE. Whenever notice is required to be given to any shareholder under any provision of the Business Corporation Act or the Articles of Incorporation or the By-laws, a written waiver thereof, signed by the shareholder entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a shareholder at a meeting shall constitute a waiver of notice of such meeting, except when the shareholder attends a meeting for the express purpose of objecting, which must occur at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders need be specified in any written waiver of notice.

         2.8. LIST OF SHAREHOLDERS. The Secretary shall prepare and make, or cause to be prepared and made, at least ten days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present.

         2.9. QUORUM OF SHAREHOLDERS; ADJOURNMENT. At each meeting of shareholders, the holders of a majority of the shares of stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of any business at such meeting, except to the extent otherwise required by applicable law. Where a separate vote by a class or classes of shareholders is required, the holders of a majority of the shares of such class or classes then outstanding, present in person or represented by proxy, shall constitute a quorum entitled to take such action with respect to the vote on that matter, except to the extent otherwise required by applicable law. The chairman of the meeting or the holders of a majority of the shares of stock present in person or represented by proxy at any meeting of shareholders, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place.

         2.10. VOTING; PROXIES. Unless otherwise provided in the Articles of Incorporation every shareholder of record shall be entitled at every meeting of shareholders to one vote for each share of capital stock standing in his name on the record of shareholders determined in accordance with Section 2.5 of the By-laws. If the Articles of Incorporation provide for more or less than one vote for any shares, on any matter, every reference in the By-laws or the Business Corporation Act to a majority or other proportion of stock shall refer to such majority or other proportion of the votes of such stock. The provisions of Section 607.0721 of the Business Corporation Act shall apply in determining whether any shares of capital stock may be voted and the persons, if any, entitled to vote such shares; but the Corporation shall be protected in treating the persons in whose names shares of capital stock stand on the record of shareholders as owners thereof for all purposes. At any meeting of shareholders (at which a quorum is present to organize the meeting), all matters, except as otherwise provided by law or by the Articles of Incorporation or by the By-laws, shall be decided by a majority of the votes cast at such meeting by the holders of shares present in person or represented by proxy and entitled to vote thereon, whether or not a quorum is present when the vote is taken. All elections of directors shall be by written ballot unless otherwise provided in the Articles of Incorporation. In voting on any other question on which a vote by ballot is required by law or is demanded by any shareholder entitled to vote, the voting shall be by ballot. Each ballot shall be signed by the shareholder voting or by his proxy, and shall state the number of shares voted. On all other questions, votes may be cast orally. Every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy. The validity and enforceability of any proxy shall be determined in accordance with Section
607.0722 of the Business Corporation Act.

         2.11. SELECTION AND DUTIES OF INSPECTORS AT MEETINGS OF SHAREHOLDERS. The Board, in advance of any meeting of shareholders, may appoint one or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed, the person presiding at such meeting may, and on the request of any shareholder entitled to vote thereat shall, appoint one or more inspectors. In case any person appointed fails to appear or act, the vacancy may be filled by appointment made by the Board in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspector or inspectors shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the person presiding at the meeting or any shareholder entitled to vote thereat, the inspector or inspectors shall make a report in writing of any challenge, question or matter determining by him or them and execute a certificate of any fact found by him or them. Any report or certificate made by the inspector or inspectors shall be prima facie evidence of the facts stated and of the vote as certified by him or them.

         2.12. ORGANIZATION. At every meeting of shareholders, the Chairman of the Board, or in the absence of the Chairman of the Board, the Chief Executive Officer, or in the absence of the Chief Executive Officer and the Chairman of the Board, the President, or in the absence of the President and the Chairman of the Board and the Chief Executive Officer, a Vice President, and in case more than one Vice President shall be present, the Vice President designated by the Board (or in the absence of any such designation, the most senior Vice President, based on age, present), shall act as chairman of the meeting. The Secretary, or in his absence one of the Assistant Secretaries, shall act as secretary of the meeting.

         2.13. ORDER OF BUSINESS. The order of business at all meetings of shareholders shall be as determined by the chairman of the meeting.

         2.14. WRITTEN CONSENT OF SHAREHOLDERS WITHOUT A MEETING. Unless otherwise provided in the Articles of Incorporation, any action required by the Business Corporation Act to be taken at any annual or special meeting of shareholders of the Corporation, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have consented in writing in accordance with the Business Corporation Act.

         2.15. NOMINATIONS AND SHAREHOLDER BUSINESS.

         (a) To be properly brought before an annual meeting of shareholders, nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the shareholders at an annual meeting of shareholders must be either (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (ii) otherwise properly brought before the annual meeting by or at the direction of the Chief Executive Officer, the Chairman of the Board of Directors or by vote of a majority of the full Board of Directors, or (iii) otherwise brought before the annual meeting by any shareholder of the Corporation who is a shareholder of record on the date of the giving of the notice provided for in Section 2.5 who is entitled to vote at the meeting and who complied with the notice procedures set forth in this
Section 2.15.

         (b) For nominations or other business to be properly brought before an annual meeting by a shareholder under this Section 2.15, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation and such business must be a proper subject for shareholder action under the Business Corporation Act. To be timely, a shareholder's notice must be delivered to the Secretary at the principal executive offices of the Corporation not less than 120 days prior to the first anniversary of the date of the Corporation's release of proxy materials to shareholders in connection with the previous year's annual meeting; provided, however, that in the event the Corporation did not conduct an annual meeting the previous year or if the date of the annual meeting is advanced by more than 30 days or delayed by more than 30 days from such anniversary date, then notice by the shareholder, in order to be timely, must be delivered not later than the close of business on the later of the 120th day prior to the annual meeting or the 10th day following the day on which the date of the meeting is publicly announced. Such shareholder's notice must set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owners, if any, on whose behalf the nomination or proposal is made (A) the name and address of such shareholder, as they appear on the Corporation's books, and of such beneficial owner, (B) the number of shares of the Corporation which are owned (beneficially or of record) by such shareholder and such beneficial owner, (C) a description of all arrangements or understandings between such shareholder and such beneficial owner and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder and of such beneficial owner in such business, and (D) a representation that such shareholder or its agent or designee intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

         (c) Only such business may be conducted at a special meeting of shareholders as has been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation's notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any shareholder of the Corporation who is a shareholder of record at the time of giving the notice required by this Section 2.15, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.15. Nominations by shareholders of persons for election to the Board of Directors may be made at such a special meeting of Shareholders if the shareholder's notice required by this Section 2.15 is delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 120th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

         (d) Only those persons who are nominated in accordance with the procedures set forth in this Section 2.15 will be eligible for election as directors at any meeting of shareholders. Only business brought before the meeting in accordance with the procedures set forth in this Section 2.15 may be conducted at a meeting of shareholders. The chairman of the meeting has the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 2.15 and, if any proposed nomination or business is not in compliance with this Section 2.15, to declare that such defective proposal shall be disregarded.

         (e) For purposes of this Section 2.15, "public announcement" shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

         (f) Notwithstanding the foregoing provisions of this Section 2.15, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.15. Nothing in this Section 2.15 shall be deemed to remove any obligation of shareholders to comply with the requirements of Rule 14a-8 under the Exchange Act with respect to proposals requested to be included in the Corporation's proxy statement pursuant to said Rule 14a-8.

                                    ARTICLE 3

                                    DIRECTORS

         3.1. GENERAL POWERS. Except as otherwise provided in the Articles of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board. The Board may adopt such rules and regulations, not inconsistent with the Articles of Incorporation or the By-laws or applicable laws, as it may deem proper for the conduct of its meetings and the management of the Corporation. In addition to the powers expressly conferred by the By-laws, the Board may exercise all powers and perform all acts which are not required, by the By-laws or the Articles of Incorporation or by law, to be exercised and performed by the shareholders.

         3.2. NUMBER; QUALIFICATION; TERM OF OFFICE. The Board shall consist of one or more members. The total number of directors may be changed from time to time by action of the shareholders or by action of the Board. Directors need not be shareholders. Each director shall hold office until his successor is elected and qualified or until his earlier death, resignation or removal.

         3.3. ELECTION. Directors shall, except as otherwise required by law or by the Articles of Incorporation, be elected by a plurality of the votes cast at a meeting of shareholders by the holders of shares entitled to vote in the election.

         3.4. NEWLY CREATED DIRECTORSHIPS AND VACANCIES. Unless otherwise provided in the Articles of Incorporation, created directorships resulting from an increase in the number of directors and vacancies occurring in the Board for any other reason, including the removal of directors without cause, may be filled by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director, or may be elected by a plurality of the votes cast by the holders of shares of capital stock entitled to vote in the election at a special meeting of shareholders called for that purpose. A director elected to fill a vacancy shall be elected to hold office until his successor is elected and qualified, or until his earlier death, resignation or removal.

         3.5. RESIGNATIONS. Any director may resign at any time by written notice to the Corporation. Such resignation shall take effect at the time therein specified, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective.

         3.6. REMOVAL OF DIRECTORS. Subject to the provisions of Section
607.0842 of the Business Corporation Act, any or all of the directors may be removed with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

         3.7. COMPENSATION. Each director, in consideration of his service as such, shall be entitled to receive from the Corporation such amount per annum or such fees for attendance at directors' meetings, or both, as the Board may from time to time determine, together with reimbursement for the reasonable expenses incurred by him in connection with the performance of his duties. Each director who shall serve as a member of any committee of directors in consideration of his serving as such shall be entitled to such additional amount per annum or such fees for attendance at committee meetings, or both, as the Board may from time to time determine, together with reimbursement for the reasonable expenses incurred by him in the performance of his duties. Nothing contained in this section shall preclude any director from serving the Corporation or its subsidiaries in any other capacity and receiving proper compensation therefor.

         3.8. PLACE AND TIME OF MEETINGS OF THE BOARD. Meetings of the Board, regular or special, may be held at any place within or without the State of Florida. The times and places for holding meetings of the Board may be fixed from time to time by resolution of the Board or (unless contrary to resolution of the Board) in the notice of the meeting.

         3.9. ANNUAL MEETINGS. On the day when and at the place where the annual meeting of shareholders for the election of directors is held, and as soon as practicable thereafter, the Board may hold its annual meeting, without notice of such meeting, for the purposes of organization, the election of officers and the transaction of other business. The annual meeting of the Board may be held at any other time and place specified in a notice given as provided in Section 3.11 of the By-laws for special meetings of the Board or in a waiver of notice thereof.

         3.10. REGULAR MEETINGS. Regular meetings of the Board may be held at such times and places as may be fixed from time to time by the Board. Unless otherwise required by the Board, regular meetings of the Board may be held without notice. If any day fixed for a regular meeting of the Board shall be a Saturday or Sunday or a legal holiday at the place where such meeting is to be held, then such meeting shall be held at the same hour at the same place on the first business day thereafter which is not a Saturday, Sunday or legal holiday.

         3.11. SPECIAL MEETINGS. Special meetings of the Board shall he held whenever called by the Chairman of the Board, the Chief Executive Officer or the Secretary or by any two or more directors. Notice of each special meeting of the Board shall, if mailed, be addressed to each director at the address designated by him for that purpose or, if none is designated, his last known address at least two (2) days before the date on which the meeting is to held; or such notice shall be sent to each director at least twenty-four (24) hours before the date and time at which the meeting is to held at such address by telecopy, telegraph, cable, wireless or personal delivery. Every such notice shall state the time and place of the meeting but need not state the purpose of the meeting, except to the extent required by law. If mailed, each notice shall be deemed given when deposited, with postage thereon prepaid, in the United States mail. Such mailing shall be by first class mail.

         3.12. ADJOURNED MEETINGS. A majority of the directors present at any meeting of the Board, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. Notice of any adjourned meeting of the Board need not be given to any director whether or not present at the time of the adjournment. Any business may be transacted at any adjourned meeting that might have been transacted at the meeting as originally called.

         3.13. WAIVER OF NOTICE. Whenever notice is required to be given to any director or member of a committee of directors under any provision of the Business Corporation Act or of the Articles of Incorporation or By-laws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice.

         3.14. ORGANIZATION. At each meeting of the Board, the Chairman of the Board, or in the absence of the Chairman the Chief Executive Officer, or in the absence of both the Chairman and the Chief Executive Officer, a chairman chosen by a majority of the directors present, shall preside. The Secretary shall act as secretary at each meeting of the Board. In case the Secretary shall be absent from any meeting of the Board, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and Assistant Secretaries, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

         3.15. QUORUM OF DIRECTORS. A majority of the total number of directors shall constitute a quorum for the transaction of business or any specified item of business at any meeting of the Board.

         3.16. ACTION BY THE BOARD. All corporate action taken by the Board or any committee thereof shall be taken at a meeting of the Board, or of such committee, as the case may be, except that any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee. Members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this
Section 3.16 shall constitute presence in person at such meeting. Except as otherwise provided by the Articles of Incorporation or by law, the vote of a majority of the directors present (including those who participate by means of conference telephone or similar communications equipment) at the time of the vote, if a quorum is present at such time, shall be the act of the Board.

                                    ARTICLE 4

                             COMMITTEES OF THE BOARD

         The Board may, by resolution passed by a majority of the Whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority reserved to the Board of Directors by the Business Corporation Act.

                                    ARTICLE 5

                                    OFFICERS

         5.1. OFFICERS. The Board shall elect such officers as it may determine.

         5.2. VACANCIES. A vacancy in an office because of death, resignation, removal, disqualification or any other cause may be filled in the manner prescribed in the By-laws for the regular election or appointment to such office.

         5.3. COMPENSATION. Salaries or other compensation of the officers may be fixed from time to time by the Board. No officer shall be prevented from receiving a salary or other compensation by reason of the fact that he is also a director.

         5.4. CHAIRMAN OF THE BOARD. The Chairman of the Board shall, if present, preside at all meetings of the shareholders and at all meetings of the Board.

         5.5. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall be the chief executive officer of the Corporation and shall have general supervision over the business of the Corporation, subject, however, to the control of the Board and of any duly authorized committee of directors. He may, with the Secretary or the Treasurer or an Assistant Secretary or Assistant Treasurer, sign certificates for shares of capital stock of the Corporation. He may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments, except in cases where the signing and execution thereof shall be expressly delegated by the Board or by the By-laws to some other officer or agent of the Corporation, or shall be required by law otherwise to be signed or executed; and in general, he shall perform all duties incident to the office of Chief Executive Officer and such other duties as from time may be assigned to him by the Board.

         5.6. PRESIDENT. The President shall have such duties as assigned by the Chief Executive Officer and the Board and of any duly authorized committee of directors. He may, with the Secretary or the Treasurer or an Assistant Secretary or Assistant Treasurer, sign certificates for shares of capital stock of the Corporation. He may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments, except in cases where the signing and execution thereof shall be expressly delegated by the Board or by the By-laws to some other officer or agent of the Corporation, or shall be required by law otherwise to be signed or executed; and in general, he shall perform all duties incident to the office of President and such other duties as from time may be assigned to him by the Board or the Chief Executive Officer.

         5.7. VICE PRESIDENTS. At the request of the Chief Executive Officer or, in his absence, the President or, in his absence, at the request of the Board, the Vice President shall (in such order as may be designated by the Board or, in the absence of any such designation, in order of seniority based on age) perform all of the powers of and be subject to all restrictions upon the President. Any Vice President may also, with the Secretary or the Treasurer or an Assistant Secretary or an Assistant Treasurer, sign certificates for shares of capital stock of the Corporation; may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments authorized by the Board, except in cases where the signing and execution thereof shall be expressly delegated by the Board or by the By-laws to some other officer or agent of the Corporation, or shall be required by law otherwise to be signed or executed; and shall perform such other duties as from time to time may be assigned to him by the Board or by the President.

         5.8. SECRETARY. The Secretary, if present, shall act as secretary of all meetings of the shareholders and of the award, and shall keep the minutes thereof in the proper book or books to be provided for that purpose; he shall see that all notices required to be given by the Corporation are duly given and served; he may, with the President or a Vice President, sign certificates for shares of capital stock of the Corporation; he shall be custodian of the seal of the Corporation and may seal with the seal of the Corporation, or a facsimile thereof, all certificates for shares of capital stock of the Corporation and all documents the execution of which on behalf of the Corporation under its corporate seal is authorized in accordance with the provisions of the By-laws; he shall have charge of the stock ledger and also of the other books, records and papers of the Corporation, and shall see that the reports, statements and other documents required by law are properly kept and filed; and shall, in general, perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board or by the President.

         5.9. TREASURER. The Treasurer shall have charge and custody of, and be responsible for, all funds, securities and notes of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any sources whatsoever; deposit all such moneys in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with these By-laws; against proper vouchers, cause such funds to be disbursed by checks or drafts on the authorized depositories of the Corporation signed in such manner as shall be determined in accordance with any provisions of the By-laws, and be responsible for the accuracy of the amounts of all moneys to disbursed; regularly enter or cause to be entered in books to be kept by him or under his supervision a record of moneys paid by him for the account of the Corporation; have the right to require, from time to time, reports or statements giving such information as he may desire with respect to any and all financial transactions of the Corporation from officers or agents transacting the same; render to the President or the Board, whenever the President or the Board, respectively, shall require him so to do, an account of the financial condition of the Corporation and of all his transactions as Treasurer; exhibit at all reasonable times his books of account and other records to any of the directors upon application at the office of the Corporation where such books and records are kept; in general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board or by the President; and have the power to sign, with the President or a Vice President, certificates for shares of capital stock of the Corporation.

         5.10. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. Assistant Secretaries and Assistant Treasurers shall perform such duties as shall be assigned to them by the Secretary or by the Treasurer, respectively, or by the Board, the Chief Executive Officer or the President. Assistant Secretaries and Assistant

Treasurers may, with the Chief Executive Officer, President or a Vice President, sign certificates for shares of capital stock of the Corporation.

         5.11. OTHER OFFICERS. The Board may from time to time elect such other officers as the business of the Corporation may require, including a Chief Financial Officer and a Chief Operating Officer, each of whom shall hold office for such period, have such authority, and perform such duties as are provided from time to time by the Board, the Chief Executive Officer or the President.

         5.12. RESIGNATIONS. Any officer may resign at any time by giving written notice of resignation to the Board or to the Chief Executive Officer or the President of the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         5.13. REMOVAL. Any officer, employee or agent of the Corporation may be removed, either for or without cause, by the Board or other authority which elected or appointed such officer, employee or agent.

                                    ARTICLE 6

                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

         6.1. EXECUTION OF CONTRACTS. The Board may authorize any officer, employee or agent, in the name and on behalf of the Corporation, to enter into any contract or execute and satisfy any instrument, and any such authority may be general or confined to specific instances, or otherwise limited.

         6.2. LOANS. The President or any other officer, employee or agent authorized by the By-laws or by the Board may effect loans and advances at any time for the Corporation from any bank, trust company or other institutions or from any firm, corporation or individual and for such loans and advances may make, execute and deliver promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation and, when authorized by the Board so to do, may pledge and hypothecate or transfer any securities or other property of the Corporation as security for any such loans or advances. Such authority conferred by the Board may be general or confined to specific instances or otherwise limited.

         6.3. CHECKS, DRAFTS, ETC. All checks, drafts and other orders for the payment of money out of the funds of the Corporation and all notes or other evidences of indebtedness of the Corporation shall be signed on behalf of the Corporation in such manner as shall from time to time be determined by resolution of the Board.

         6.4. DEPOSITS. The funds of the corporation not otherwise employed shall be deposited from time to time to the order of the Corporation in such banks, trust companies or other depositories as the Board may select or as may be selected by an officer, employee or agent of the Corporation to whom such power may from time to time be delegated by the Board.

                                    ARTICLE 7

                              STOCKS AND DIVIDENDS

         7.1. CERTIFICATES REPRESENTING SHARES. The shares of capital stock of the Corporation shall be represented by certificates in such form (consistent with the provisions of section 607.0625 of the Business Corporation Act) as shall be approved by the Board, Such certificates shall be signed by the Chief Executive Officer, the President or a Vice President and by the Secretary or an Assistant Secretary and may be sealed with the seal of the Corporation or a facsimile thereof. The signatures of the officer upon a certificate may be facsimiles, if the Certificate is countersigned by a transfer agent or registrar other than the Corporation itself or its employee. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon any certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may, unless otherwise ordered by the Board, be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

         7.2. TRANSFER OF SHARES. Transfers of shares of capital stock of the Corporation shall be made only on the books of the Corporation by the holder thereof or by his duly authorized attorney appointed by a power of attorney duly executed and filed with the Secretary or a transfer agent of the Corporation, and on surrender of the certificate or certificates representing such shares of capital stock property endorsed for transfer and upon payment of all necessary transfer taxes. Every certificate exchanged, returned or surrendered to the Corporation shall be marked "Cancelled," with the date of cancellation, by the Secretary or an Assistant Secretary or the transfer agent of the Corporation. A person in whose name shares of capital stock shall stand on the books of the Corporation shall be deemed the owner thereof to receive dividends, to vote as such owner and for all other purposes as respects the Corporation. No transfer of shares of capital stock shall be valid as against the Corporation, its shareholders and creditors for any purpose, except to render the transferee liable for the debts of the Corporation to the extent provided by law, until such transfer shall have been entered on the books of the Corporation by an entry showing from and to whom transferred.

         7.3. TRANSFER AND REGISTRY AGENTS. The Corporation may from time to time maintain one or more transfer offices or agents and registry offices or agents at such place or places as may be determined from time to time by the Board.

         7.4. LOST, DESTROYED, STOLEN AND MUTILATED CERTIFICATES. The holder of any shares of capital stock of the Corporation shall immediately notify the Corporation of any loss, destruction, theft or mutilation of the certificate representing such shares, and the Corporation may issue a new certificate to replace the certificate alleged to have been lost, destroyed, stolen or mutilated. The Board may, in its discretion, as a condition to the issue of any such new certificate, require the owner of the lost, destroyed, stolen or mutilated certificate, or his legal representatives, to make proof satisfactory to the Board of such loss, destruction, theft or mutilation and to advertise such fact in such manner as the Board may require, and to give the Corporation and its transfer agents and registrars, or such of them as the award may require, and to give the Corporation and its transfer agents and registrars, or such of them as the Board may require, a bond in such form, in such sums and with such surety or sureties as the Board may direct, to indemnify the Corporation and its transfer agents and registrars against any claim that may be made against any of them on account of the continued existence of any such certificate so alleged to have been lost, destroyed, stolen or mutilated and against any expense in connection with such claim.

         7.5. REGULATIONS. The Board may make such rules and regulations as it may deem expedient, not inconsistent with the By-laws or with the Articles of Incorporation, concerning the issue, transfer and registration of certificates representing shares of its capital stock.

         7.6. DIVIDENDS, SURPLUS, ETC. Subject to the provisions of the Articles of Incorporation and of the law, the Board:

                  7.6.1 May declare and pay dividends or make other distributions on the outstanding shares of capital stock in such amounts and at such time or times as, in its discretion, the condition of the affairs of the Corporation shall render advisable;

                  7.6.2 May use and apply, in its discretion any of the surplus of the Corporation in purchasing or acquiring any shares of capital stock of the Corporation, or purchase warrants therefor, in accordance with law, or any of its bonds, debentures, notes, script or other securities or evidences of indebtedness;

                  7.6.3 May set aside from time to time out of such surplus or net profits such sum or sums as, in its discretion, it may think proper, as a reserve fund to meet contingencies, or for equalizing dividends or for the purpose of maintaining or increasing the property or business of the Corporation, or for any purpose it may think conducive to the best interests of the Corporation.

                                    ARTICLE 8

                                 INDEMNIFICATION

         8.1. INDEMNIFICATION OF OFFICERS AND DIRECTORS. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or an officer of the Corporation, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the fullest extent and in the manner set forth in and permitted by the Business Corporation Act, and any other applicable law, as from time to time in effect, if such officer or director acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reason to believe his or her conduct was unlawful. Such right of indemnification shall not be deemed exclusive of any other rights to which such director or officer may be entitled apart from the foregoing provisions. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not adhere to the applicable standard of care set forth above. The foregoing provisions of this Section 8.1 shall be deemed to be a contract between the Corporation and each director and officer who serves in such capacity at any time while this Article 8 and the relevant provisions of the Business Corporation Act and other applicable laws if any, are in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

         8.2. INDEMNIFICATION OF OTHER PERSONS. The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the extent and in the manner set forth in and permitted by the Business Corporation Act, and any other applicable law, as from time to time in effect. Such right of indemnification shall not be deemed exclusive of any other rights to which any such person may be entitled apart from the foregoing provisions.

         8.3. INSURANCE. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of Section 8.1 and 8.2 of the By-laws or under Section 607.014 of the Business Corporation Act or any other provision of law.

         8.4 SEVERABILITY. If this Article 8 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each person as to costs, charges and expenses (including attorneys' fees), judgment, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article 8 that shall not have been invalidated and to the fullest extent permitted by applicable law.

         8.5 SUBROGATION. In the event of payment of indemnification, the Corporation shall be subrogated to the extent of such payment to any right of recovery such person may have and such person, as a condition of receiving indemnification from the Corporation, shall execute all documents and do all things that the Corporation may deem necessary or desirable to perfect such right of recovery, including the execution of such documents necessary to enable the Corporation to effectively enforce any such recovery.

         8.6 ADVANCE PAYMENT OF EXPENSES. Expenses (including attorneys' fees) incurred by a person who is or was a director or an officer of the Corporation in defending a civil or criminal proceeding shall be paid by the Corporation in advance of the final disposition of such proceeding to the extent permitted by the Business Corporation Act.

                                    ARTICLE 9

                                BOOKS AND RECORDS

         9.1. BOOKS AND RECORDS. The Corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of the shareholders, the Board and any committee of the Board. The Corporation shall keep at the office designated in the Articles of Incorporation or at the office of the transfer agent or registrar of the Corporation, a record containing the names and addresses of all shareholders, the number and class of shares held by each and the dates when they respectively became the owners of record thereof.

         9.2. FORM OF RECORDS. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible written form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

         9.3. INSPECTION OF BOOKS AND RECORDS. Except as otherwise provided by law, the Board shall determine from time to time whether, and, if allowed, when and under what conditions and regulations, the accounts, books, minutes and other records of the Corporation, or any of them, shall be open to the inspection of the shareholders.

                                   ARTICLE 10

                                      SEAL

         The Board may adopt a corporate seal which shall be in the form of a circle and shall bear the full name of the Corporation, the year of its incorporation and the word "Florida."

                                   ARTICLE 11

                                   FISCAL YEAR

         The fiscal year of the Corporation shall be determined, and may be changed, by resolution of the Board.

                                   ARTICLE 12

                              VOTING OF SHARES HELD

         Unless otherwise provided by resolution of the Board, the President may, from time to time, appoint one or more attorneys or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as a shareholder or otherwise in any other corporation, any of whose shares or securities may be held by the Corporation, at meetings of the holders of stock or other securities of such other corporation, or to consent in writing to any action by any such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed on behalf of the Corporation and under its corporate seal, or otherwise, such written proxies, consent, waiver or other instruments as he may deem necessary or proper in the premises or the President may himself attend any meeting of the holders of the stock or other securities of any such other corporation and thereat vote or exercise any or all other powers of the Corporation as the holder of such stock or other securities of such other corporation.

                                   ARTICLE 13

                                   AMENDMENTS

         The By-laws may be altered, amended, supplemented or repealed, or new By-laws may be adopted, by vote of a majority of holders of shares of the Corporation's capital stock entitled to vote in the election of directors. The By-laws may be altered, amended, supplemented or repealed, or new By-laws may be adopted, by a majority vote of the Board. Any By-laws adopted, altered, amended, or supplemented by the Board may be altered, amended, or supplemented or repealed by the shareholders entitled to vote thereon.